                                                            OMB APPROVAL
                                                OMB Number:            3235-0059
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
              Exchange Act of 1934 (Amendment No. ______________ )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
    RULE 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

                              JANUS ADVISER SERIES
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

                 151 Detroit Street, Denver, Colorado 80206-4805
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                  303-333-3863
                                  ------------
                (Registrant's Telephone No., including Area Code)

 Stephanie Grauerholz-Lofton -- 151 Detroit Street, Denver, Colorado 80206-4805
 ------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
         2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
         4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
         5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

--------------------------------------------------------------------------------
         2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
         3) Filing Party:

--------------------------------------------------------------------------------
         4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.
SEC 1913 (04-05)

FOR SHAREHOLDERS OF
JANUS ADVISER SMALL COMPANY VALUE FUND
                                                                    (JANUS LOGO)


                                                                 August 27, 2008


Dear Shareholder:

     The Board of Trustees for your Fund is requesting that you vote on a proposal to approve a subadvisory agreement between your Fund's investment adviser, Janus Capital Management LLC ("Janus Capital"), and Perkins, Wolf, McDonnell and Company, LLC ("PWM"), pursuant to which PWM, as subadviser, would manage the investment of the Fund's assets. As the Fund's investment adviser, Janus Capital would continue to be responsible for oversight of PWM and the Fund's assets.


     The proposal arises as Janus Capital seeks to have PWM serve as its value equity investment platform. Janus Capital, which currently owns a 30% interest in PWM, has entered into an agreement to acquire an additional 50% interest in PWM. As a result of Janus Capital's proposed increased ownership interest of PWM, Janus Capital conducted a review of all mutual funds pursuing a value strategy that were advised by Janus Capital and its affiliates, including PWM. The goal of that review was to move the Janus fund family to a more cohesive operating platform for managing value-style mutual funds. Following the review, Janus Capital determined that engaging PWM as subadviser for your Fund would capitalize on Janus Capital's and PWM's broad value-oriented investment expertise. The Board of Trustees has approved the proposed subadvisory agreement between Janus Capital and PWM, subject to approval by the Fund's shareholders as required by law.


     The relationship with PWM is being proposed primarily for the following reasons:


     1. PWM has substantial experience managing value-oriented mutual fund portfolios with investment objectives and strategies similar to those of the Fund;


     2. PWM currently serves as subadviser for several other value funds for which Janus Capital serves as investment adviser;

     3. The engagement of PWM will not affect the overall fee that the Fund pays for management services;

     4. PWM will continue to pursue the Fund's investment objective using the Fund's principal investment strategies; and

     5. The Fund's current portfolio manager will continue to serve as its portfolio manager.

     The Board of Trustees for your Fund is also requesting that you vote on a proposal to approve an amended investment advisory agreement between your Fund and Janus Capital to change the Fund's investment advisory fee structure from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index, the Russell 2000(R) Value Index. The Board of Trustees believes that moving to a fee schedule that moves up or down based upon the Fund's performance better aligns the interests of the Fund's manager with those of the shareholders of the Fund. Please read the Proxy Statement for a description of the performance-based fee structure you are being asked to approve. All other terms of the amended investment advisory agreement will be substantially similar to the current investment advisory agreement in place for your Fund.


     These proposals will be presented to shareholders at a Special Meeting of Shareholders to be held October 30, 2008. For additional details about the proposals, please read the Questions and Answers section at the beginning of the enclosed Proxy Statement, as well as the entire Proxy Statement.


     THE INDEPENDENT TRUSTEES OF THE FUND BELIEVE THE PROPOSALS ARE IN THE BEST INTEREST OF SHAREHOLDERS AND HAVE RECOMMENDED THAT SHAREHOLDERS VOTE "FOR" THE PROPOSED SUBADVISORY AGREEMENT AND THE PROPOSED AMENDED INVESTMENT ADVISORY AGREEMENT.

     You can vote in one of four ways:

     - BY MAIL with the enclosed proxy card;
     - BY INTERNET through the website listed in the proxy voting instructions;

     - BY TELEPHONE by calling the toll-free number listed on your proxy card and following the recorded instructions; or


     - IN PERSON at the Special Meeting of Shareholders on October 30, 2008.



     Your vote is extremely important, so please read the enclosed Proxy Statement carefully and submit your vote. If you have any questions about the proposals, please call our proxy solicitor, D.F. King & Co., Inc., at 1-800-628-8528.


     Thank you for your consideration of these important proposals. We value you as a shareholder and look forward to our continued relationship.

                                        Sincerely,

                                        /s/ Robin C. Beery

                                        Robin C. Beery
                                        President and Chief Executive Officer of
                                        Janus Adviser Series

                              JANUS ADVISER SERIES

                     JANUS ADVISER SMALL COMPANY VALUE FUND

                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS


     Notice is hereby given that a Special Meeting of Shareholders of Janus Adviser Small Company Value Fund (the "Fund"), a series of Janus Adviser Series (the "Trust"), has been called to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on October 30, 2008 at 10:00 a.m. Mountain Time (together with any adjournments or postponements thereof, the "Meeting"). At the Meeting, shareholders of the Fund will be asked to vote on the proposals set forth below and to transact such other business, if any, as may properly come before the Meeting.


     Proposal 1: To approve a subadvisory agreement between Janus Capital
                 Management LLC ("Janus Capital"), the Fund's investment adviser, and Perkins, Wolf, McDonnell and Company, LLC, as subadviser to the Fund.

     Proposal 2: To approve an amended investment advisory agreement between the
                 Trust, on behalf of the Fund, and Janus Capital, to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index, the Russell 2000(R) Value Index.


     Shareholders of record of the Fund, as of the close of business on August 20, 2008, will receive notice of the Meeting and will be entitled to vote at the Meeting.


     SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO COMPLETE, SIGN, AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES, OR TO TAKE ADVANTAGE OF THE INTERNET OR TELEPHONIC VOTING PROCEDURES DESCRIBED ON THE ENCLOSED PROXY CARD(S). IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                        By order of the Board of Trustees,

                                        /s/ Robin C. Beery

                                        Robin C. Beery
                                        President and Chief Executive Officer of
                                        Janus Adviser Series


August 27, 2008

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and may avoid any delay involved in validating your vote if you fail to sign your proxy card properly.

          1. INDIVIDUAL ACCOUNT: Sign your name exactly as it appears in the registration on the proxy card.

          2. JOINT ACCOUNT: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

    REGISTRATION                              VALID SIGNATURE
    ------------                              ---------------
    Corporate Account
      (1) ABC Corp.                           ABC Corp.
      (2) ABC Corp.                           John Doe, Treasurer
      (3) ABC Corp. c/o John Doe,             John Doe
          Treasurer
      (4) ABC Corp. Profit Sharing            John Doe, Trustee
          Plan
    Trust Account
      (1) ABC Trust                           Jane B. Doe, Trustee
      (2) Jane B. Doe, Trustee u/t/d          Jane B. Doe
          12/28/78
    Custodial or Estate Account
      (1) John B. Smith, Cust. f/b/o          John B. Smith
          John B. Smith, Jr. UGMA
      (2) Estate of John B. Smith             John B. Smith, Jr., Executor

                                August 27, 2008
                              JANUS ADVISER SERIES


                     JANUS ADVISER SMALL COMPANY VALUE FUND

                               151 DETROIT STREET
                             DENVER, COLORADO 80206

                        SPECIAL MEETING OF SHAREHOLDERS

                                PROXY STATEMENT

     This is a Proxy Statement for Janus Adviser Small Company Value Fund (the "Fund"), a series of Janus Adviser Series (the "Trust"). Proxies for a Special Meeting of Shareholders of the Fund are being solicited by the Board of Trustees of the Trust (the "Board," the "Board of Trustees" or the "Trustees") to approve the following proposals that have already been approved by the Board:

     Proposal 1:    To approve a subadvisory agreement between Janus Capital
                    Management LLC ("Janus Capital"), the Fund's investment adviser, and Perkins, Wolf, McDonnell and Company, LLC, as subadviser to the Fund.

     Proposal 2:    To approve an amended investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital, to change the investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index, the Russell
                    2000(R) Value Index.


     The Special Meeting of Shareholders will be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, Colorado 80206, on October 30, 2008 at 10:00 a.m. Mountain Time, or at such later time as may be necessary due to adjournments or postponements thereof (the "Meeting"). Any shareholder of record who owned shares of the Fund as of the close of business on August 20, 2008 (the "Record Date"), will receive notice of the Meeting and will be entitled to vote at the Meeting.



     At the Meeting, you will be asked to vote on the proposals. You should read the entire Proxy Statement before voting. If you have any questions, please call our proxy solicitor, D.F. King & Co., Inc., at 1-800-628-8528. The Proxy Statement, Notice of Special Meeting, and the proxy card(s) are first being mailed to shareholders on or about August 27, 2008.


     THE FUND PROVIDES ANNUAL AND SEMIANNUAL REPORTS TO ITS SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF THE FUND'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CALLING A JANUS REPRESENTATIVE AT 1-877-335-2687, VIA THE INTERNET AT WWW.JANUS.COM/INFO, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST AT 151 DETROIT STREET, DENVER, COLORADO 80206.

                             QUESTIONS AND ANSWERS

     The following Questions and Answers are intended to provide an overview of the information provided in this Proxy Statement and to summarize the proposals to be considered at the Meeting, or at any adjournment thereof.

WHAT IS BEING PROPOSED?

     You are being asked to approve a subadvisory agreement between Janus Capital Management LLC ("Janus Capital"), your Fund's investment adviser, and Perkins, Wolf, McDonnell and Company, LLC ("PWM"), so that PWM will serve as subadviser to the Fund (the "Subadvisory Agreement"). A form of the proposed Subadvisory Agreement is attached as Exhibit A to this Proxy Statement.

     You are also being asked to approve an amended investment advisory agreement between your Fund and Janus Capital that will change the investment advisory fee rate paid to Janus Capital from a fixed rate to a rate that adjusts up or down based upon the Fund's performance relative to its benchmark index, the Russell 2000(R) Value Index (the "Amended Advisory Agreement"). A form of the proposed Amended Advisory Agreement is attached as Exhibit B to this Proxy Statement.


     If approved, the Subadvisory Agreement will take effect upon consummation of the transaction discussed below, which is anticipated to occur in the fourth quarter of 2008. If shareholders approve the Amended Advisory Agreement, the performance-based advisory fee structure is expected to take effect on the first day of the month following the approval; however, the first performance fee adjustment will not occur until one year after the new fee structure takes effect.



WHAT IS HAPPENING BETWEEN JANUS CAPITAL AND PWM?



     In 2003, Janus Capital acquired 30% of the outstanding ownership interests of PWM, and also obtained the right to purchase certain additional blocks of the outstanding ownership interests of PWM. The 70% of PWM that is not currently owned by Janus Capital is beneficially owned by several affiliates of PWM, including certain employees of PWM and members of their respective families (the "Sellers").



     On July 7, 2008, Janus Capital and the Sellers entered into a Unit Purchase Agreement (the "Purchase Agreement"), according to which Janus Capital will acquire an additional 50% of PWM (the "Pending Acquisition"), pending shareholder approval of various proposals. In connection with the consummation of the Pending Acquisition, PWM will change its name to "Perkins Investment Management LLC." Under the Purchase Agreement, certain current owners of PWM have retained a 20% beneficial interest in PWM. Janus Capital, however, has the right to acquire all or a portion of that retained interest under certain circumstances.



     Janus Capital expects PWM to serve as its domestic value equity investment platform (the "Value Platform"). Management of the Value Platform will be ultimately determined by a Board of Directors of PWM, which will be controlled by Janus Capital, together with Janus Capital Group Inc. ("JCGI"), (collectively "Janus"). This Board of Directors is separate and distinct from the Board of Trustees of the Fund.


WHY AM I BEING ASKED TO APPROVE THE SUBADVISORY AGREEMENT?

     In an effort to take advantage of the broad investment expertise within Janus Capital and PWM and, in particular, PWM's value investment capability, Janus Capital believes that it would be in the Fund's best interest to engage PWM to manage the investments of the Fund. However, because the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which generally requires that any investment advisory agreement, including the Subadvisory Agreement, be approved by the Fund's shareholders prior to becoming effective, you are being asked to approve the Subadvisory Agreement.

WILL ADDING PWM AS SUBADVISER INCREASE MY FUND'S INVESTMENT ADVISORY FEE?


     No. The investment advisory fee rate paid by your Portfolio will not increase as result of adding PWM as subadviser to your Fund. Janus Capital, and not the Fund, will pay PWM a subadvisory fee for its services provided to the Fund. Janus Capital has also agreed to continue to reimburse certain operating expenses of the Fund to the level currently in place. You are, however, being asked to approve a change to the investment advisory fee structure payable by the Fund to Janus Capital, as described below and in Proposal 2. Shareholders should note that, if they approve the performance-based investment advisory fee structure under Proposal 2, PWM's subadvisory fee rate will also adjust up or down in line with the performance fee, as Janus Capital will pay 50% of the advisory fee it receives from the Fund to PWM.


WILL THE CHANGE IN MANAGEMENT AFFECT MY FUND'S INVESTMENT STRATEGIES?

     No. The Fund's principal investment policies, strategies and risks will be the same before and after adoption of the proposed Subadvisory Agreement, and the Fund's current Portfolio Manager will continue managing the Fund, although as an employee of PWM rather than Janus Capital. Furthermore, Janus Capital has advised the Board of Trustees that it expects there to be no diminution in the scope and quality of advisory services provided to the Fund as a result of the Subadvisory Agreement with PWM.


     If approved by shareholders and if certain other conditions, as described in the Purchase Agreement or as otherwise agreed to by Janus Capital and PWM, are satisfied, the Pending Acquisition, the amended investment advisory agreement, and the subadvisory agreement are each expected to become effective in the fourth quarter of 2008. After the closing of the Pending Acquisition, the Fund intends to change its name to "Janus Adviser Perkins Small Company Value Fund."

WHY IS THE BOARD PROPOSING MOVING TO A PERFORMANCE-BASED FEE SCHEDULE?


     The Board believes that a fee schedule that adjusts based upon the positive or negative performance of the Fund, relative to its benchmark index, better aligns the interests of the manager, Janus Capital, as well as any subadviser, with those of the Fund's shareholders. It is possible, however, that the addition of a performance-based fee structure may not always align these interests. Currently, the Fund pays an advisory fee at a fixed annual rate. As proposed, the rate of investment advisory fee payable to Janus Capital would decrease when the Fund does not perform well, relative to its benchmark index, and would increase during periods when the Fund outperforms its benchmark index. Janus Capital believes that the proposed advisory fee structure will enable it to maintain the quality of services it provides to the Fund and to attract and retain talented investment personnel.


WHAT IS THE RECOMMENDATION OF THE BOARD OF TRUSTEES?

     The Board of Trustees recommends that you vote "FOR" the proposals.

WHO WILL PAY FOR THE PROXY SOLICITATION?

     Janus Capital and PWM will jointly bear the costs associated with the Meeting and the proxy solicitation. Neither you nor your Fund will bear any of those costs.

WHAT WILL HAPPEN IF SHAREHOLDERS OF THE FUND DO NOT APPROVE THE PROPOSALS?

     If shareholders of the Fund do not approve the proposals, Janus Capital will continue to serve as sole investment adviser to your Fund pursuant to the current investment advisory agreement, and will continue to receive compensation for its services at a fixed-fee rate. The Board of Trustees will take such action as it deems to be in the best interest of the Fund, including potentially soliciting additional proxies.

WHO IS ELIGIBLE TO VOTE?


     Shareholders of record who owned shares of the Fund at the close of business on August 20, 2008 (the "Record Date") will be entitled to be present and vote at the Meeting. Those shareholders are entitled to one vote for each whole share held (and fractional votes for fractional shares held) on all matters presented at the Meeting.


HOW DO I VOTE MY SHARES?

     You can vote in any one of four ways:

     - BY MAIL, by sending the enclosed proxy card(s) (signed and dated) in the enclosed envelope;
     - BY INTERNET, by going to the website listed on your proxy card;
     - BY TELEPHONE, using the toll-free number listed on your proxy card; or

     - IN PERSON, by attending the Special Meeting of Shareholders on October 30, 2008 (or any adjournment or postponement thereof).

     Whichever method you choose, please take the time to read the full text of the Proxy Statement before you vote.


     It is important that shareholders respond to ensure that there is a quorum for the Meeting. If we do not receive your response within a few weeks, you may be contacted by D.F. King & Co., Inc., the proxy solicitor engaged by Janus Capital, who will remind you to vote your shares and help you return your proxy. If we do not receive sufficient votes to approve the Subadvisory Agreement or the Amended Advisory Agreement by the date of the Meeting, we may adjourn the Meeting to a later date so that we can continue to seek additional votes.


IF I SEND MY VOTE IN NOW AS REQUESTED, CAN I CHANGE IT LATER?

     Yes. You may revoke your proxy vote at any time before it is voted at the Meeting by: (i) delivering a written revocation to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206; (ii) submitting a subsequently executed proxy vote; or (iii) attending the Meeting and voting in person.

     Even if you plan to attend the Meeting, we ask that you return your proxy. This will help us ensure that an adequate number of shares are present at the Meeting for consideration of the proposals.

WHAT IS THE REQUIRED VOTE TO APPROVE THE PROPOSALS?

     Approval of each proposal will require the affirmative vote of a "majority of the outstanding voting securities" of the Fund within the meaning of the 1940 Act. A "majority of the outstanding voting securities" means the lesser of (i) 67% or more of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
(ii) more than 50% of the outstanding shares (a "1940 Act Majority"). One-third of the outstanding shares entitled to vote shall constitute a quorum.


     Additionally, implementation of the Subadvisory Agreement and the Amended Advisory Agreement is contingent upon approval of both Proposals within this Proxy Statement, as well as approval of the same proposals by shareholders of Small Company Value Portfolio, a series of Janus Aspen Series ("JAS"), another registered investment company advised by Janus Capital, described in a separate proxy statement. In addition, implementation of each Proposal is contingent upon the closing of the Pending Acquisition and other conditions as described in the Purchase Agreement or otherwise agreed to by Janus Capital and PWM.


WHO SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THIS PROXY STATEMENT?


     Please call D.F. King & Co., Inc., the proxy solicitor for the Fund, at 1-800-628-8528.

                                   PROPOSAL 1

                    APPROVE A SUBADVISORY AGREEMENT BETWEEN
                             JANUS CAPITAL AND PWM

INTRODUCTION

     The Board of Trustees has determined that it is in the best interest of the shareholders of the Fund to engage PWM as the subadviser to the Fund. Accordingly, the Board recommends that the shareholders of the Fund approve the Subadvisory Agreement between Janus Capital and PWM. For a detailed description of the specific factors considered by the Board of Trustees, see the discussion below under the caption "Board Approval and Recommendation."

     Janus Capital currently manages the Fund's investments. In conjunction with Janus Capital's Pending Acquisition of a greater ownership interest of its affiliated investment adviser, PWM, Janus Capital undertook a review of all of the mutual funds pursuing value strategies that were advised by Janus Capital and its affiliates, including PWM, with a goal of moving toward a more cohesive operating platform. In an effort to take advantage of the broad investment expertise within Janus Capital and PWM, Janus Capital recommended to the Board of Trustees that PWM become the subadviser to the Fund.


     Janus Capital discussed the matter with the Board of Trustees and presented the Trustees with its analysis, findings, and recommendations at the Board's meeting held on November 6, 2007. After a thorough consideration of the process undertaken by Janus Capital and the information, analysis, and recommendations presented, the Trustees concluded that engaging PWM to serve as subadviser to the Fund under the terms of the proposed Subadvisory Agreement was in the best interest of the Fund and its shareholders. The Board approved the proposed Subadvisory Agreement and recommended that it be submitted to the Fund's shareholders for approval as required under the 1940 Act. If approved, the Subadvisory Agreement will be executed and will take effect upon consummation of the Pending Acquisition, anticipated in the fourth quarter of 2008. In addition, PWM intends to change its name to "Perkins Investment Management LLC."


INFORMATION CONCERNING THE SUBADVISER


     PWM is principally located at 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606. PWM is a subsidiary of Janus Capital and is registered as an investment adviser with the Securities and Exchange Commission (the "SEC"). PWM and its predecessor have been in the investment management business since 1984. PWM also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies, and currently serves as subadviser to other Janus value equity mutual funds. Janus Capital currently has a 30% ownership stake in PWM. As of March 31, 2008, PWM had $10 billion in assets under management. It is expected that, immediately following the Pending

Acquisition, the same investment and senior management personnel will remain responsible for the day-to-day operations of PWM.


     In 2003, Janus Capital acquired 30% of the outstanding ownership interests of PWM, and also obtained the right to purchase certain additional blocks of the outstanding ownership interests of PWM. The 70% of PWM that is not currently owned by Janus Capital is beneficially owned by several affiliates of PWM, including certain employees of PWM and members of their respective families.



     On July 7, 2008, Janus Capital and the Sellers entered into a Purchase Agreement, pursuant to which Janus Capital will acquire an additional 50% of PWM (as previously defined, the "Pending Acquisition"), pending shareholder approval of various proposals. In connection with the consummation of the Pending Acquisition, PWM will change its name to "Perkins Investment Management LLC." Closing of the Pending Acquisition is subject to approval of subadvisory agreements and amended advisory agreements by shareholders of other Janus mutual funds currently subadvised by PWM, described in separate proxy statements. Under the Purchase Agreement, certain current owners of PWM have retained a 20% beneficial interest in PWM. Janus Capital, however, has the right to acquire all or a portion of that retained interest under certain circumstances.



     Assuming the closing of the Pending Acquisition, PWM will be 80% owned by Janus Capital, located at 151 Detroit Street, Denver, Colorado 80206, and 20% owned by a newly formed limited liability company called "Omni Investment Holdings LLC" which in turn will be owned by certain principal employees of PWM, among others.


     PWM acts as investment adviser or subadviser to other investment companies with investment objectives and strategies similar to those of the Fund. Information on those similar investment companies is set forth in Exhibit C to this Proxy Statement.

     PORTFOLIO MANAGER. Jakob V. Holm is Executive Vice President and current Portfolio Manager of the Fund, and has served in that role since the Fund's inception, with responsibility for day-to-day investment management. Mr. Holm will continue to be responsible for the day-to-day management of the Fund under the proposed Subadvisory Agreement with PWM. It is anticipated that Mr. Holm will become an employee of PWM if the Pending Acquisition closes. He will be integrated into the PWM investment team and will be supported in his investment process by PWM research analysts. Mr. Holm is also Portfolio Manager of other Janus accounts. He joined Janus Capital in July 2005, prior to which he co-managed the Fund (2002-2005) and worked as a research analyst, analyzing equity and fixed-income securities (2000-2005), at a prior Janus-affiliated entity.

     PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF THE SUBADVISER. Information regarding the principal executive officers and directors of PWM is set forth below.

Unless otherwise noted, the principal address for each person listed below, as it relates to his duties with PWM, is the same as that of PWM.

NAME                                    POSITION WITH PWM
----                                    -----------------
Robert Perkins...............   President, Manager
Gregory Wolf.................   Chief Operating Officer
N. Theodore Hans.............   Chief Compliance Officer
Jeffrey Kautz................   Chief Investment Officer, Manager
Gary Black*..................   Manager

---------------

* Principal address is 151 Detroit Street, Denver, Colorado 80206.


     Following the consummation of the Pending Acquisition, the composition of the seven-person Board of Directors of PWM will consist of three representatives from PWM and four representatives from Janus.


SUMMARY OF THE CURRENT INVESTMENT ADVISORY AGREEMENT AND THE PROPOSED SUBADVISORY AGREEMENT

     A form of the proposed Subadvisory Agreement is attached to this Proxy Statement as Exhibit A. The following descriptions of the current investment advisory agreement between the Trust and Janus Capital and the proposed Subadvisory Agreement are only summaries. You should refer to Exhibit A for the text of the Subadvisory Agreement; the description of the Subadvisory Agreement is qualified in its entirety by reference to Exhibit A.

DESCRIPTION OF THE CURRENT ADVISORY AGREEMENT

     Janus Capital currently serves as investment adviser to the Fund pursuant to the terms of an investment advisory agreement between the Trust, on behalf of the Fund, and Janus Capital, dated July 1, 2004, (together with any amendments thereto, the "Current Advisory Agreement"). The Current Advisory Agreement continues in effect from year to year so long as such continuance is specifically approved annually by either the Board of Trustees or the affirmative vote of a 1940 Act Majority of the outstanding voting securities of the Fund and, in either event, by the vote of a majority of the Trustees who are not parties to the Current Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party or the Trust ("Independent Trustees"), cast in person at a meeting called for such purpose. The Current Advisory Agreement: (i) may be terminated, without penalty, by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the vote of a 1940 Act Majority of the outstanding voting securities of the Fund.

     The Current Advisory Agreement was last re-approved by the Board of Trustees at a meeting held on December 14, 2007. In conjunction with their approval of the continuance of the Current Advisory Agreement, the Board noted that at a meeting held on November 6, 2007, they had previously approved the Subadvisory Agreement and that such new agreement would not take effect unless approved by shareholders. A discussion of the Board's considerations and recommendations concerning the Subadvisory Agreement at the November 6, 2007 board meeting follows below.

     The Current Advisory Agreement provides that Janus Capital is entitled to compensation for services provided thereunder at the annual rate of 0.74% of the Fund's average daily net assets. The fee is computed daily and paid monthly. You are being asked to approve changing this fixed-rate fee to a fee that adjusts up or down based on the Fund's performance relative to its benchmark index, the Russell 2000(R) Value Index, as described in Proposal 2.

DESCRIPTION OF THE PROPOSED SUBADVISORY AGREEMENT

     Subadvisory Services. Under the terms of the proposed Subadvisory Agreement between Janus Capital and PWM, subject to the direction and control of Janus Capital and the Board of Trustees, PWM will: (i) manage the investment operations of the Fund; (ii) keep Janus Capital fully informed as to the valuation of assets of the Fund, its condition, investment decisions and considerations; (iii) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Fund; (iv) perform certain limited related administrative functions; and (v) provide the Trustees and Janus Capital with economic, operational, and investment data and reports. Additionally, PWM will determine what securities and other assets of the Fund will be acquired, held, disposed of or loaned, in conformity with the investment objectives, policies, and restrictions established by the Trustees and set forth in the Trust's registration statement.

     Compensation. In return for the services to be provided under the Subadvisory Agreement, PWM will be entitled to receive a subadvisory fee, paid by Janus Capital, that is accrued daily and payable monthly at an annual rate equal to 50% of the investment advisory fee otherwise payable by the Fund to Janus Capital (calculated after any applicable performance fee adjustments, fee waivers, and expense reimbursements). If the proposed Subadvisory Agreement were currently in effect, Janus Capital would pay PWM an annual fee rate of 0.37% of average daily net assets (net of any fee waivers and expense reimbursements).

     The hiring of PWM as subadviser will have no effect on the terms of the Current Advisory Agreement. PWM's subadvisory fee will be paid directly by Janus Capital; however, shareholders should note that, if they approve the performance-based investment advisory fee structure under Proposal 2 regarding the fee paid by the Fund to Janus Capital, PWM's subadvisory fee rate will also adjust up or down in line with the performance fee, as Janus Capital will pay 50% of the advisory fee it receives from the Fund to PWM.

     During the most recent fiscal year ended July 31, 2007, the Fund paid $149,639 (net of waivers) in advisory fees to Janus Capital. If the Subadvisory Agreement had been in effect, PWM would have received $74,820 (net of waivers) in subadvisory fees for that fiscal year, all paid by Janus Capital.


     The following table summarizes the pro forma subadvisory fees (net of waivers) based on the average net assets of the Fund that would have been paid by Janus Capital to PWM if the Subadvisory Agreement had been in effect for the fiscal year ended July 31, 2007. This information assumes that the Performance Adjustment (as described further under Proposal 2) would have been in effect during the fiscal year and that it would have been calculated over the 36-month period ended July 31, 2007. The last column indicates the percentage increase or decrease of the fee that PWM would have received had the proposed performance-based fee arrangement been in effect during the period.



    AVERAGE NET ASSETS          PRO FORMA            % INCREASE(+)
          (000'S)            SUBADVISORY FEES        OR DECREASE(-)
    ------------------       ----------------        --------------
          $34,613               $65,553                  -12.4%


     Liability. The Subadvisory Agreement provides that PWM, and any affiliate of PWM performing services for the Fund contemplated thereunder (including any managers, members, owners, directors, and officers of PWM and such affiliates), shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of their respective duties, or by reason of reckless disregard of their respective obligations and duties under the Subadvisory Agreement, and except to the extent otherwise provided by law.

     Term of the Agreement. Implementation of the Subadvisory Agreement is contingent upon, and will become effective upon consummation of, the closing of the Pending Acquisition, subject to certain other conditions. If approved, the Subadvisory Agreement will be in effect for an initial term ending on February 1, 2010, and may continue in effect thereafter from year to year if such continuance is specifically approved at least annually by either the Board of Trustees or the affirmative vote of a 1940 Act Majority of the outstanding voting securities of the Fund and, in either event, by the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose.

     Termination of the Agreement. The Subadvisory Agreement terminates automatically in the event of its assignment or upon the termination of the investment advisory agreement with Janus Capital. The Subadvisory Agreement may be terminated at any time, without penalty, either by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, or by the Trustees, provided in either case that 90 days' advance written notice of termination be given to PWM at its principal place of business. The Subadvisory Agreement may also be terminated (i) by Janus Capital or by PWM at any time, without penalty, by giving 90 days' advance written notice of termination to the other party, or (ii) by Janus Capital or the Trust, without advance notice, if PWM becomes unable to discharge its duties and obligations under the Subadvisory Agreement.

BOARD APPROVAL AND RECOMMENDATION

     The Trustees of Janus Adviser Series, all of whom are Independent Trustees and none of whom has ever been affiliated with Janus Capital or PWM, considered the proposed Subadvisory Agreement for the Fund. In the course of their consideration of the Subadvisory Agreement, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital and PWM in response to requests of the Independent Trustees and their counsel. They also considered information provided by their independent fee consultant. Based on their evaluation of that information and other factors, on November 6, 2007, the Independent Trustees approved the Subadvisory Agreement for the Fund, subject to shareholder approval. In considering the Subadvisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described below.

     Among other things, the Trustees considered:

          (a) the representation of Janus Capital that there is not expected to be any diminution in the nature, extent and quality of services provided to the Fund and its shareholders;

          (b) the experience of PWM as an asset management firm with the capabilities, resources and personnel necessary to provide subadvisory services to the Fund;

          (c) the proposed responsibilities of PWM and the services to be provided by it;

          (d) the experience of PWM in managing other Janus funds, including funds with similar investment objectives and strategies;

          (e) the retention of the current portfolio manager for the day-to-day management of the Fund;

          (f) that the subadvisory fees to be paid to PWM by Janus Capital appear to represent reasonable compensation in light of the services to be provided;

          (g) the terms and conditions of the Subadvisory Agreement; and

          (h) the undertaking of Janus Capital and PWM to jointly bear the costs of obtaining shareholder approval of the Subadvisory Agreement.

     Certain of these considerations are discussed in more detail below.

  NATURE, EXTENT AND QUALITY OF SERVICES

     The Trustees' analysis of the nature, extent, and quality of PWM's proposed services to the Fund took into account the investment objective and strategies of the Fund and the knowledge the Trustees gained from their regular meetings with PWM throughout prior years with respect to other Janus funds managed by PWM. In addition, the Trustees reviewed PWM's resources and key personnel, especially those who would be providing investment management services to the Fund. The Trustees also considered other services to be provided to the Fund by PWM. Janus Capital advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Fund as a result of the Pending Acquisition or implementation of the Subadvisory Agreement.

     The Trustees concluded that the subadvisory relationship and arrangement was not expected to adversely affect the nature, extent or quality of services provided to the Fund, and that the Fund was likely to benefit from services provided under the Subadvisory Agreement. They also concluded that the quality of PWM's services to the other Janus funds for which PWM serves as subadviser has been adequate. In reaching their conclusions, the Trustees considered: (i) information provided by Janus Capital and PWM in connection with the Trustees' consideration of the proposed Subadvisory Agreement; (ii) the key factors identified in materials previously provided to the Trustees by their independent counsel; (iii) that the current portfolio manager will continue to handle the day-to-day management responsibilities for the Fund; and (iv) that there will be no change in the overall investment strategies of the Fund. They also concluded that PWM's financial condition was sound.

  COSTS OF SERVICES TO BE PROVIDED

     The Trustees considered the subadvisory fee rate and fee structure under the proposed Subadvisory Agreement, as well as the overall fee structure of the Fund. The Trustees examined the fee information and estimated expenses for the Fund in comparison to information for other comparable funds, as provided by Lipper, Inc. ("Lipper"), an independent provider of investment company data.

     The Trustees considered the methodology used by PWM in determining compensation payable to its portfolio managers and the competition for investment management talent, and information provided by representatives of PWM with respect to how the implementation of performance-based fees may impact that methodology and its ability to retain key employees. The Trustees also considered that, other than the potential impact of performance fees, there will be no change to the overall fees paid by the Fund or services provided to the Fund.

     The Trustees concluded that the fee to be paid by Janus Capital to PWM was reasonable in relation to the nature and quality of the services to be provided, taking into account the fees charged by other advisers and subadvisers for managing comparable mutual funds with similar strategies and the fees PWM charges to other Janus funds or clients with similar investment strategies.

  INVESTMENT PERFORMANCE

     The Trustees noted PWM's considerable investment management experience, capabilities and resources. They also noted the past performance of other Janus mutual funds which are managed by PWM, and other accounts having similar investment objectives and strategies, but were unable to predict what effect, if any, the engagement of PWM as subadviser would have on the future performance of the Fund.

  BENEFITS DERIVED FROM THE RELATIONSHIP WITH PWM

     The Trustees also considered benefits that would accrue to the Fund from its relationship with PWM. The Trustees concluded that, other than the services to be provided by PWM pursuant to the proposed Subadvisory Agreement and the fee to be paid indirectly by the Fund for such services, the Fund, Janus Capital, and PWM may potentially benefit from their relationship with one another in other ways. They also concluded that success of their relationship could attract other business to Janus Capital and PWM or to other Janus funds, and that the success of Janus Capital and PWM could enhance each firm's ability to serve the Fund.

     After full consideration of the above factors, as well as other factors, the Trustees concluded that approving the proposed Subadvisory Agreement was in the best interest of the Fund and its shareholders. The Trustees voted to approve the Subadvisory Agreement and to recommend it to shareholders for their approval.

REQUIRED VOTE


     Approval of the Subadvisory Agreement requires the affirmative vote of a 1940 Act Majority of the Fund, all share classes voting together as a single class. Approval of Proposal 1 is contingent upon the approval of both Proposals within this Proxy Statement, as well as upon the approval of the same proposals by shareholders of Small Company Value Portfolio, a series of JAS, another registered investment company managed by Janus Capital. Implementation of the Subadvisory Agreement is also contingent upon the closing of the Pending Acquisition in addition to other conditions as described in the Purchase Agreement or otherwise agreed to by Janus Capital and PWM. If shareholders of the Fund do not approve the Proposal, or if any other contingency is not met, Janus Capital will continue to be the sole adviser to the Fund under the terms of the Current Advisory Agreement and the Board of Trustees will take such further action as it deems to be in the best interest of the Fund and its shareholders.


     THE INDEPENDENT TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" APPROVAL OF THE SUBADVISORY AGREEMENT.

                                   PROPOSAL 2

               APPROVE AMENDMENT TO INVESTMENT ADVISORY AGREEMENT
                RELATED TO INTRODUCTION OF PERFORMANCE INCENTIVE
                 INVESTMENT ADVISORY FEE STRUCTURE FOR THE FUND

INTRODUCTION

     Janus Capital currently serves as investment adviser to the Fund pursuant to the Current Advisory Agreement discussed above under Proposal 1, and described further below.

     The amendment to the Current Advisory Agreement is being proposed in order to change the Fund's advisory fee schedule from a fixed rate to a rate that moves up or down based upon the performance of the Fund, relative to its benchmark index, the Russell 2000(R) Value Index (the "Amended Advisory Agreement"). The Trustees believe that moving to a performance incentive investment advisory fee structure better aligns the interests of the Fund's manager with those of the shareholders of the Fund.


     The 1940 Act requires that shareholders approve material changes to the terms of an investment advisory agreement. Because changing the terms of the investment advisory fee structure under the Current Advisory Agreement is considered to be a material change to the Current Advisory Agreement, you are being asked to approve an Amended Advisory Agreement for your Fund. A form of the proposed Amended Advisory Agreement is attached to this Proxy Statement as Exhibit B. The Board of Trustees has authorized the submission of the Amended Advisory Agreement to the Fund's shareholders for approval.


INFORMATION CONCERNING THE ADVISER

     Janus Capital, 151 Detroit Street, Denver, Colorado 80206-4805, serves as investment adviser to the Fund. Janus Capital is a direct subsidiary of JCGI, a publicly traded company with principal operations in financial asset management businesses that had $187.6 billion in assets under management as of March 31, 2008. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation. Certain employees of Janus Capital and/or its affiliates serve as officers of the Trust. Certain officers of the Trust are shareholders of JCGI.

     Janus Capital (together with its predecessors) has served as an investment adviser since 1970. As of March 31, 2008, the Janus funds that Janus Capital advises consisted of 74 portfolios offering a broad range of investment objectives. Janus Capital also serves as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts.

     Janus Capital acts as investment adviser or subadviser to other investment companies with investment objectives and strategies similar to those of the Fund. Information on those similar investment companies is set forth in Exhibit C to this Proxy Statement.

     Principal Executive Officers and Directors of the Adviser. The principal executive officers and directors of Janus Capital and their principal occupations are included in Exhibit D to this Proxy Statement.

     Trustees and Principal Executive Officers of the Fund. The Trustees and principal executive officers of the Fund and their principal occupations, including any positions with Janus Capital, are set forth in Exhibit E to this Proxy Statement.

COMPARISON OF THE CURRENT AND AMENDED ADVISORY AGREEMENTS

     The terms of the Current Advisory Agreement and the Amended Advisory Agreement are substantially similar, except for the proposed change in fee structure discussed below. Differences also include the dates of execution and renewal. A description of the Current and Amended Advisory Agreements follows.

     Advisory Services. The terms of the advisory services are the same under the Current Advisory Agreement and the Amended Advisory Agreement.

     Janus Capital provides the Fund with continuing investment management services. Janus Capital is responsible for the day-to-day management of the Fund and for providing continuous investment advice regarding the purchase and sale of securities held by the Fund, subject to (i) the Trust's Amended and Restated Trust Instrument and Bylaws; (ii) the investment objectives, policies and restrictions set forth in the Fund's registration statement; (iii) the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended; and (iv) such other policies and instructions as the Trustees may from time to time determine. If shareholders approve Proposal 1, Janus Capital may delegate certain of these duties to PWM, pursuant to the proposed Subadvisory Agreement between Janus Capital and PWM. Janus Capital maintains a supervisory role with respect to such delegation.

     Janus Capital provides office space for the Fund and pays the salaries, fees, and expenses of all Fund officers (sharing certain expenses and salaries for the Fund's Chief Compliance Officer and other compliance-related personnel as authorized by the Trustees from time to time). Janus Capital is also authorized to perform or delegate to others, such as PWM, to perform certain administrative and other services and is responsible for the other business affairs of the Fund. Janus Capital also provides certain administrative services to the Fund as described under "Additional Information About the Fund -- Other Fund Service Providers" in this Proxy Statement.

     The Fund pays all expenses incidental to its organization, operations and business not specifically assumed by Janus Capital, including custodian and transfer agency fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, a portion of trade association or other investment company organization dues and expenses, registration fees, expenses of shareholders' meetings, reports to shareholders, fees and expenses of Independent

Trustees, and other costs of complying with applicable laws regulating sale of Fund shares. Information concerning services provided by Janus Distributors LLC ("Janus Distributors"), the Fund's distributor, and Janus Services LLC ("Janus Services"), the Fund's transfer agent, each a wholly-owned subsidiary of Janus Capital, and a description of any fees paid by the Fund to Janus Distributors and Janus Services, is included under "Additional Information About the Fund -- Other Fund Service Providers" in this Proxy Statement.

     Liability. The Fund's Current and Amended Advisory Agreements provide that Janus Capital shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the agreement, and except to the extent otherwise provided by law.

     Termination of the Agreement. The Fund's Current and Amended Advisory Agreements continue in effect from year to year so long as such continuance is specifically approved annually by a majority of the Fund's Independent Trustees, and by either a 1940 Act Majority of the outstanding voting securities of the Fund or the Board of Trustees, cast in person at a meeting called for such purpose. The Current Advisory Agreement and the Amended Advisory Agreement each:
(i) may be terminated, without penalty, by the Fund or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees, and, to the extent required by the 1940 Act, the vote of a 1940 Act Majority of the outstanding voting securities of the Fund.

     Compensation. The base rate of investment advisory fee payable by the Fund is the same under the Current Advisory Agreement and the Amended Advisory Agreement. In return for the services provided under the Current Advisory Agreement, the Fund pays Janus Capital an investment advisory fee that is calculated daily and paid monthly based on the average daily net assets of the Fund, calculated at the annual rate of 0.74%. However, under the Amended Advisory Agreement, the base fee would be subject to adjustment up or down based on the Fund's performance relative to its benchmark index, the Russell 2000(R) Value Index. The proposed performance-based fee structure is described below.

     Janus Capital has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, by which the Fund's normal operating expenses in any fiscal year exceed 1.00%, including the investment advisory fee, but excluding any class-specific distribution and shareholder servicing (12b-1) fees, as well as administrative services fees applicable to Class R Shares and Class S Shares, and items not normally considered operating expenses, such as brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses. Janus Capital has agreed to continue the waiver until at least December 1, 2009.

     Additional Information. The Current Advisory Agreement, dated July 1, 2004, as amended June 14, 2006, was last submitted to shareholders for approval on March 7, 2003 in connection with the reorganization of the Fund from another fund complex into the Janus fund complex. At a meeting of the Trustees held on December 14, 2007, the Trustees approved the continuation of the Current Advisory Agreement through February 1, 2009. In conjunction with their approval of the continuance of the Current Advisory Agreement, the Board noted that at a meeting held on November 6, 2007, they had previously approved the Amended Advisory Agreement and that such new agreement would not take effect unless approved by shareholders. A discussion of the Board's considerations and recommendations concerning the Amended Advisory Agreement at the November 6, 2007 board meeting follows below.

     The implementation of the Amended Advisory Agreement is contingent upon the closing of the Pending Acquisition, and the performance-based advisory fee structure is expected to become effective on the first day of the month following the approval, subject to certain other conditions. The Current Advisory Agreement will be in effect until it terminates in accordance with its terms, including or until the Amended Advisory Agreement becomes effective. If approved, the Amended Advisory Agreement will be in effect for an initial term ending on February 1, 2009, and may continue in effect thereafter from year to year if such continuation is specifically approved at least annually by either the Board of Trustees or the affirmative vote of a 1940 Act Majority of the outstanding voting securities of the Fund and, in either event, by the vote of a majority of the Independent Trustees, cast in person at a meeting called for such purpose.

DESCRIPTION OF THE PROPOSED PERFORMANCE FEE STRUCTURE


     Under the Amended Advisory Agreement, the proposed investment advisory fee to be paid to Janus Capital by the Fund will consist of two components: (1) a base fee calculated by applying the current contractual fixed-rate advisory fee at the annual rate of 0.74% to the Fund's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund's average daily net assets during the applicable performance measurement period. The performance measurement period generally will be the previous 36 months, although no Performance Adjustment will be made until the Amended Advisory Agreement has been in effect for at least 12 months. When the Amended Advisory Agreement has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the Amended Advisory Agreement took effect. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.

     The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by the Fund, depending on the investment performance of the Fund relative to its benchmark index, the Russell 2000(R) Value Index, over the performance measurement period. No Performance Adjustment will be applied unless the difference between the Fund's investment performance and the cumulative investment record of the Russell 2000(R) Value Index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Fund's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Fund's shares lose value during the performance measurement period, and could decrease Janus Capital's fee even if the Fund's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Fund is calculated net of expenses, whereas the Fund's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions are included in calculating the performance of both the Fund and the Russell 2000(R) Value Index.


     The investment performance of the Fund's load-waived Class A Shares ("Class A Shares") will be used for purposes of calculating the Fund's Performance Adjustment. After Janus Capital determines whether the Fund's performance was above or below the Russell 2000(R) Value Index by comparing the investment performance of the Fund's Class A Shares against the cumulative investment record of the Russell 2000(R) Value Index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Fund.


     The Trustees may determine that a class of shares of the Fund other than Class A Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.

     As previously noted, the Fund's benchmark index is the Russell 2000(R) Value Index. This index measures the performance of those Russell 2000(R) companies with lower price-to-book ratios and lower forecasted growth values. The Trustees may from time to time determine that another securities index is a more appropriate benchmark index for purposes of evaluating the performance of the Fund. In that event, the Trustees may approve the substitution of a successor index for the Fund's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Fund's performance compared to its former benchmark index. Any change to the Fund's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to the Fund's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in the Fund's benchmark index is appropriate.


     It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Fund relative to the record of the Fund's benchmark index and future changes to the size of the Fund.

     If the average daily net assets of the Fund remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from average net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Fund had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for the Fund were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if the Fund had not increased its net assets during the performance measurement period.

     Suppose, for example, that the Performance Adjustment was being computed after the assets of the Fund had been shrinking. Applying the proposed monthly Base Fee of 1/12th of 0.74% of average daily net assets during the previous month, assume that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

     The Base Fee would be computed as follows:

     $200 million x 0.74% / 12 = $123,333

     If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

     $500 million x 0.15% / 12 = $62,500, which is approximately 1/12th of 0.375% of $200 million.

     If the Fund had outperformed its benchmark index, the advisory fee rate for that month would be a Base Fee of $123,333, plus a Performance Adjustment of $62,500, for a total fee of $185,833, which is approximately 1/12th of 1.115% of $200 million.

     If the Fund had underperformed its benchmark index, the advisory fee rate for that month would be a Base Fee of $123,333, minus a Performance Adjustment of $62,500, for a total fee of $60,833, which is approximately 1/12th of 0.365% of $200 million.

     Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 1.115% in the case of outperformance, or approximately 1/12th of 0.365% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Fund, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, Janus Capital would reimburse the Fund.

     By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of the Fund had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

     The Base Fee would be computed as follows:

     $800 million x 0.74% / 12 = $493,333

     If the Fund outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

     $500 million x 0.15% / 12 = $62,500, which is approximately 1/12th of 0.094% of $800 million.

     If the Fund had outperformed its benchmark index, the advisory fee rate for that month would be a Base Fee of $493,333, plus a Performance Adjustment of

$62,500, for a total fee of $555,833, which is approximately 1/12th of 0.834% of $800 million.

     If the Fund had underperformed its benchmark index, the advisory fee rate for that month would be a Base Fee of $493,333, minus a Performance Adjustment of $62,500, for a total fee of $430,833, which is approximately 1/12th of 0.646% of $800 million.

     Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12th of 0.834% in the case of outperformance, or approximately 1/12th of 0.646% in the case of underperformance.

     If approved and any other contingencies are met, the Amended Advisory Agreement described in this Proposal is expected to become effective on the first day of the month following the approval. However, as noted above, for the first 12 months after the effective date, only the Fund's Base Fee rate will apply.

COMPARISON OF CURRENT AND PRO FORMA ADVISORY FEES DURING THE PREVIOUS FISCAL
YEAR

     The following table shows: (1) the dollar amount of the actual advisory fees paid by the Fund, before and after all applicable waivers, for the fiscal year ended July 31, 2007; (2) the dollar amount of the pro forma advisory fees that would have been paid by the Fund, before and after all applicable waivers, if the proposed performance-based fee structure had been in effect during such fiscal year; and (3) the difference between (i) the amount of the pro forma advisory fees, net of waivers, that would have been paid under the performance-based fee structure and (ii) the amount of the actual advisory fees paid, net of waivers, expressed as a percentage of the actual advisory fees' amount. Such percentage difference is positive when the amount of the pro forma advisory fees would have been larger than the amount of the actual advisory fees paid by the Fund, and negative when the amount of the pro forma advisory fees would have been smaller than the amount of the actual advisory fees paid by the Fund. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended July 31, 2007 and that it would have been calculated over the full preceding 36-month performance measurement period.

   ACTUAL                       ACTUAL       PRO FORMA                    PRO FORMA      DIFFERENCE
ADVISORY FEE                 ADVISORY FEE   ADVISORY FEE                 ADVISORY FEE     BETWEEN
   BEFORE                       AFTER          BEFORE       PRO FORMA       AFTER        PRO FORMA
   WAIVER        WAIVER         WAIVER        WAIVER*        WAIVER*       WAIVER*       AND ACTUAL
($) (000'S)    ($) (000'S)   ($) (000'S)    ($) (000'S)    ($) (000'S)   ($) (000'S)    ADVISORY FEE
------------   -----------   ------------   ------------   -----------   ------------   ------------
  255              105           150            236            105           131        (12.7)%

---------------

* As described in this Proxy Statement, any Performance Adjustment included in calculating the Pro Forma Advisory Fees for the Fund is based on the investment performance of the Fund's Class A Shares versus the Fund's benchmark index over the 36-month period ended July 31, 2007.

HYPOTHETICAL EXAMPLE

     The following hypothetical examples illustrate the application of the Performance Adjustment for the Fund. The examples assume that the average daily net assets of the Fund remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Fund were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Fund were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of the Fund as of the fiscal years ended July 31, 2006 and July 31, 2007 were $27,882,989 and $48,086,406, respectively.

     The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Fund outperforms or underperforms its benchmark index by 4.50% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Fund compared to the investment record of the Russell 2000(R) Value Index.

EXAMPLE 1: FUND OUTPERFORMS ITS BENCHMARK BY 4.50%

     If the Fund has outperformed the Russell 2000(R) Value Index by 4.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                     TOTAL ADVISORY FEE RATE
BASE FEE RATE          PERFORMANCE ADJUSTMENT RATE       FOR THAT MONTH
-------------          ---------------------------   -----------------------
1/12th of 0.74%               1/12th of 0.15%            1/12th of 0.89%

EXAMPLE 2: FUND PERFORMANCE TRACKS ITS BENCHMARK

     If Fund performance has tracked the performance of the Russell 2000(R) Value Index during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                     TOTAL ADVISORY FEE RATE
BASE FEE RATE          PERFORMANCE ADJUSTMENT RATE       FOR THAT MONTH
-------------          ---------------------------   -----------------------
1/12th of 0.74%                   0.00%                  1/12th of 0.74%

EXAMPLE 3: FUND UNDERPERFORMS ITS BENCHMARK BY 4.50%

     If the Fund has underperformed the Russell 2000(R) Value Index by 4.50% during the preceding 36 months, the Fund would calculate the investment advisory fee as follows:

                                                     TOTAL ADVISORY FEE RATE
BASE FEE RATE          PERFORMANCE ADJUSTMENT RATE       FOR THAT MONTH
-------------          ---------------------------   -----------------------
1/12th of 0.74%              1/12th of -0.15%            1/12th of 0.59%

COMPARISON OF CURRENT AND PRO FORMA EXPENSES

     The following tables describe the shareholder fees and annual fund operating expenses that you may pay if you buy and hold shares of the Fund under the current fee structure and proposed performance-based fee structure, without giving effect to any fee waivers. For purposes of pro forma calculations, it is assumed that the Performance Adjustment would have been in effect during the entire fiscal year ended July 31, 2007, and that it would have been calculated over a full 36-month performance measurement period. The fees and expenses shown were determined based upon average net assets as of the fiscal year ended July 31, 2007. For the 36-month period ended July 31, 2007, the Fund outperformed the Russell 2000(R) Value Index and the fiscal year-end average daily net assets were higher than the trailing 36-month average daily net assets, resulting in the pro forma management fee shown in the Annual Fund Operating Expenses table below.

     Shareholder fees are those paid directly from your investment and may include sales loads, redemption fees or exchange fees.

     Annual fund operating expenses are paid out of the Fund's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.

     The Trust, on behalf of the Fund, has entered into an expense waiver agreement with Janus Capital. Pursuant to that waiver agreement, Janus Capital has agreed to reduce annual Fund operating expenses to the extent that total operating expenses exceed 1.00% of average daily net assets, subject to certain limitations as described in the expense waiver agreement. Additional details with respect to the expense waiver agreement are described in the footnotes to the Annual Fund Operating Expenses table listed below. As a result of the expense waiver agreement, the actual Total Annual Operating Expenses may be less than the amount listed in the table below.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)(1)

                       (CURRENT AND PRO FORMA STRUCTURE)

                                    CLASS A   CLASS C   CLASS I   CLASS R   CLASS S
                                    -------   -------   -------   -------   -------
Maximum Sales Charge (load)
  Imposed on Purchases (as a % of
  offering price).................  5.75%(2)  None      None      None      None
Maximum Deferred Sales Charge
  (load) (as a % of the lower
  original purchase price or
  redemption proceeds)............  None (3)  1.00%(4)  None      None      None
Redemption Fee....................  None      None      None      None      None
Exchange Fee......................  None      None      None      None      None

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)(5)


                                     DISTRIBUTION/                    ACQUIRED       TOTAL ANNUAL
                       MANAGEMENT       SERVICE          OTHER      FUND(9) FEES    FUND OPERATING
                         FEE(6)     (12B-1) FEES(7)   EXPENSES(8)   AND EXPENSES     EXPENSES(10)
                       ----------   ---------------   -----------   -------------   --------------
JANUS ADVISER SMALL
  COMPANY VALUE FUND
  Class A Shares
    Current..........    0.74%           0.25%           0.47%          0.01%           1.47%
    Pro Forma........    0.69%           0.25%           0.47%          0.01%           1.42%
  Class C Shares
    Current..........    0.74%           1.00%           0.63%          0.01%           2.38%
    Pro Forma........    0.69%           1.00%           0.63%          0.01%           2.33%
  Class I Shares
    Current..........    0.74%              --           0.57%          0.01%           1.32%
    Pro Forma........    0.69%              --           0.57%          0.01%           1.27%
  Class R Shares
    Current..........    0.74%           0.50%           0.83%          0.01%           2.08%
    Pro Forma........    0.69%           0.50%           0.83%          0.01%           2.03%
  Class S Shares
    Current..........    0.74%           0.25%           0.82%          0.01%           1.82%
    Pro Forma........    0.69%           0.25%           0.82%          0.01%           1.77%

EXAMPLES:

     THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS, AS SHOWN IN THE TABLES ABOVE. These examples are intended to help you compare the cost of investing in the Fund, under both the current fee structure and the proposed fee structure, with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in the Fund for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses without waivers remain the same. The pro forma calculations assume that the Performance Adjustment had been in effect for a 36-month period as of the end of the last fiscal year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

IF YOU REDEEM YOUR SHARES:*

                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                         ------   -------   -------   --------
JANUS ADVISER SMALL COMPANY VALUE FUND
  Class A Shares
    Current............................  $  716   $1,013    $1,332     $2,231
    Pro Forma..........................  $  711   $  998    $1,307     $2,179
  Class C Shares
    Current............................  $  341   $  742    $1,270     $2,716
    Pro Forma..........................  $  336   $  727    $1,245     $2,666
  Class I Shares
    Current............................  $  134   $  418    $  723     $1,590
    Pro Forma..........................  $  129   $  403    $  697     $1,534
  Class R Shares
    Current............................  $  211   $  652    $1,119     $2,410
    Pro Forma..........................  $  206   $  637    $1,093     $2,358
  Class S Shares
    Current............................  $  185   $  573    $  985     $2,137
    Pro Forma..........................  $  180   $  557    $  959     $2,084

IF YOU DO NOT REDEEM YOUR SHARES:*

                                         1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                         ------   -------   -------   --------
JANUS ADVISER SMALL COMPANY VALUE FUND
  Class A Shares
    Current............................  $  716   $1,013    $1,332     $2,231
    Pro Forma..........................  $  711   $  998    $1,307     $2,179
  Class C Shares
    Current............................  $  241   $  742    $1,270     $2,716
    Pro Forma..........................  $  236   $  727    $1,245     $2,666
  Class I Shares
    Current............................  $  134   $  418    $  723     $1,590
    Pro Forma..........................  $  129   $  403    $  697     $1,534
  Class R Shares
    Current............................  $  211   $  652    $1,119     $2,410
    Pro Forma..........................  $  206   $  637    $1,093     $2,358
  Class S Shares
    Current............................  $  185   $  573    $  985     $2,137
    Pro Forma..........................  $  180   $  557    $  959     $2,084

---------------


(1) Your financial intermediary may charge you a separate or additional fee for purchases and redemptions of Shares.


(2)  Sales charge may be waived for certain investors.


(3) A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. This sales charge is not reflected in the example.

(4) A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors.

(5) All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
(6) The "Management Fee" is the investment advisory fee rate paid by the Fund to Janus Capital as of the end of the fiscal year. Any Performance Adjustment included in calculating the Pro Forma Management Fee as shown for each class of shares of the Fund is based on the investment performance of the Fund's Class A Shares versus the Russell 2000(R) Value Index over the 36-month period ended July 31, 2007. Once the Performance Adjustment is determined, it is applied across each other class of shares of the Fund.
(7) Includes a shareholder servicing fee of up to 0.25% for Class C Shares. Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
(8) For Class A Shares, Class C Shares and Class I Shares, Other Expenses may include administrative (networking, omnibus positioning) fees charged by intermediaries with respect to processing orders in Fund shares. For Class R Shares and Class S Shares, Other Expenses include an administrative services fee of 0.25% of the average daily net assets of each class to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement or pension plan participants, or other underlying investors investing through institutional channels.
(9) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Fund invests or has invested during the period. Total Annual Fund Operating Expenses shown may not correlate to the Fund's ratio of gross expenses to average net assets appearing in the Fund's financial statements, which reflect the operating expenses of the Fund and does not include Acquired Fund fees and expenses.
(10) Total Annual Operating Expenses do not reflect the application of a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholding servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fee (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the extent such operating expenses exceed 1.00% of average daily net assets on the fiscal year ending date in which the agreement is in effect. Because a fee waiver will have a positive effect upon the Fund's performance, a fee waiver that is in place during the period when the Performance Adjustment applies may affect the Performance Adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital for that period, under some circumstances, exceed the cumulative dollar amount of fees waived by Janus Capital. The current agreement will be in effect until December 1, 2009, unless terminated, revised or extended. Additionally, the current agreement does not contain any provisions allowing for the recoupment of any fees waived.
 * The Pro Forma numbers shown for each class of shares of the Fund include a pro forma management fee calculated as described in the text and related footnotes that accompany the fee table above.

BOARD APPROVAL AND RECOMMENDATION

     The Trustees considered the Amended Advisory Agreement for the Fund. In the course of their consideration of the Amended Advisory Agreement, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by Janus Capital in response to requests of the Independent Trustees and their counsel. They also considered information provided by their independent fee consultant. Based on their evaluation of that information and other factors, on November 6, 2007, the Independent Trustees approved the Amended Advisory Agreement for the Fund, subject to shareholder approval.

     In considering whether to approve the Amended Advisory Agreement, the Board of Trustees noted that, except for the proposed performance-based fee structure, the Amended Advisory Agreement is substantially similar to the Current Advisory Agreement, which was most recently approved by them at a meeting held on December 20, 2006. The Board also met with representatives of Janus Capital and considered information provided by Janus Capital in preparation for the Trustees' consideration of advisory contracts at their meetings held in December 2007. The Board took into account the services provided by Janus Capital in its capacity as investment adviser to the Fund and concluded that the services provided were acceptable. Certain of these considerations are discussed in more detail below.

 NATURE, EXTENT AND QUALITY OF SERVICES

     The Trustees reviewed the nature, extent and quality of the services provided by Janus Capital, taking into account the investment objective and strategies of the Fund and the knowledge the Trustees gained from their regular meetings with management on at least a quarterly basis, and their ongoing review of information related to the Fund. In addition, the Trustees reviewed the resources and key personnel of Janus Capital, especially those who provide investment management services to the Fund. The Trustees also considered other services provided to the Fund by Janus Capital. Janus Capital also advised the Board of Trustees that it expects that there will be no diminution in the scope and quality of advisory services provided to the Fund as a result of the Amended Advisory Agreement.

     The Trustees concluded that the advisory relationship and arrangement was not expected to adversely affect the nature, extent or quality of services provided to the Fund, and that the Fund would continue to benefit from services provided under the Amended Advisory Agreement. They also concluded that the quality of Janus Capital's services to the Fund has been adequate. In reaching their conclusions, the Trustees considered: (i) information provided by Janus Capital for their consideration of the Amended Advisory Agreement; (ii) the key factors identified in materials previously provided to the Trustees by their independent counsel; and (iii) that there will be a performance-based fee structure that better aligns the interests of Janus Capital with those of the Fund and its shareholders. They also concluded that Janus Capital's financial condition was sound.

 COSTS OF SERVICES PROVIDED

     The Trustees considered the performance fee structure proposed under the Amended Advisory Agreement, as well as the overall fee structure of the Fund. Included as part of their analysis of the overall performance fee structure, the Trustees, in consultation with their independent fee consultant, considered the appropriate performance range that would result in the maximum and minimum Performance Adjustment of up to 0.15% (positive or negative) of the Fund's average daily net assets during the applicable performance measurement period. The Trustees reviewed information provided by Janus Capital and prepared by their independent fee consultant with respect to an appropriate deviation of excess/under returns relative to the Fund's benchmark index, taking into consideration expected tracking error of the Fund, expected returns and potential risks and economics involved for Janus Capital and the Fund's shareholders. The Trustees also reviewed the structure of performance fees applied by other Janus funds.

     As described above, the Performance Adjustment that will be added to or subtracted from the Base Fee as a result of the Fund's performance, relative to its benchmark index, is a variable of up to 0.15% of average net assets during the performance measurement period. Importantly, the performance is computed after deducting the Fund's operating expenses (including advisory fees), which means that, in order to receive any upward adjustment from the Base Fee, Janus Capital must deliver a total return after expenses that exceeds the return of the benchmark index, which does not incur any expenses.

     The Trustees determined that the benchmark index specified in the Amended Advisory Agreement for purposes of computing the Performance Adjustment is appropriate for the Fund based on a number of factors, including that the index is broad-based and is composed of securities of the types in which the Fund may invest. The Trustees believe that divergence between the Fund's performance and performance of the index can be attributed, in part, to the ability of the portfolio manager in making investment decisions within the parameters of the Fund's investment objective and investment policies and restrictions.

     The Trustees determined that Class A Shares (waiving the upfront sales load) of the Fund is the most appropriate class for use in calculating the Fund's Performance Adjustment. In making that determination, the Trustees considered the fee structure and expenses paid by each class of shares of the Fund, any fees paid to or retained by Janus Capital or its affiliates, and the distribution channel for each class of shares.

     The time periods to be used in determining any Performance Adjustment were also judged to be of appropriate length to ensure proper correlation and to prevent fee adjustments from being based upon random or insignificant differences between the performance of the Fund and of the index. In that regard, the Trustees concluded that it would be appropriate for there to be no adjustment from the Base Fee for the first 12 months after the effective date of the Amended Advisory Agreement and that, once implemented, the Performance Adjustment should reflect only the Fund's performance subsequent to that effective date. Moreover, the Trustees believed that, upon reaching the thirty-sixth month after the effective date, the performance measurement period should be fully implemented, and that the Performance Adjustment should thereafter be based upon a 36-month rolling performance measurement period.

     The Trustees concluded that the estimated overall expense ratio of each class of shares of the Fund, taking into account any expense limitations and proposed Performance Adjustments, was reasonable in relation to the nature and quality of the services to be provided, taking into consideration the fees charged by other advisers and subadvisers for managing comparable mutual funds with similar strategies.

 PERFORMANCE OF THE FUND

     The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of comparable funds and peer groups identified by Lipper, and with the Fund's benchmark index. They concluded that the performance of the Fund was acceptable under current market conditions. Although the performance of the Fund lagged its benchmark index for certain periods, the Trustees also concluded that Janus Capital, as the Fund's adviser, had taken appropriate steps to address those instances of underperformance.

 OTHER BENEFITS FROM THE RELATIONSHIP WITH JANUS CAPITAL

     The Trustees also considered benefits that would accrue to the Fund from its relationship with Janus Capital. The Trustees concluded that, other than the services to be provided by Janus Capital pursuant to the Amended Advisory Agreement and the fees to be paid by the Fund for such services, the Fund and Janus Capital may potentially benefit from their relationship with each other in other ways. They also concluded that success of their relationship could attract other business to Janus Capital or to other Janus funds, and that the success of Janus Capital could enhance its ability to serve the Fund.

     After full consideration of the above factors, as well as other factors, the Trustees concluded that approving the Amended Advisory Agreement was in the best interest of the Fund and its shareholders. The Trustees, all of whom are Independent Trustees, voted to approve the Amended Advisory Agreement and to recommend it to shareholders for their approval.

REQUIRED VOTE


     Approval of the Amended Advisory Agreement requires the affirmative vote of a 1940 Act Majority of the Fund, all share classes voting together as a single class. Approval of Proposal 2 is contingent upon the approval of both Proposals within this Proxy Statement, as well as upon the approval of the same proposal by shareholders of Small Company Value Portfolio, a series of JAS, another registered investment company managed by Janus Capital. Implementation of the Amended Advisory Agreement is also contingent upon the closing of the Pending Acquisition in addition to other conditions as described in the Purchase Agreement or otherwise agreed to by Janus Capital and PWM. If shareholders of the Fund do not approve the Proposal, or if any other contingency is not met, the Current Advisory Agreement will remain in effect and the Board of Trustees will take such further action as it deems to be in the best interest of the Fund and its shareholders.


     THE INDEPENDENT TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT YOU VOTE "FOR" APPROVAL OF THE AMENDED ADVISORY AGREEMENT.

                     ADDITIONAL INFORMATION ABOUT THE FUND

OTHER FUND SERVICE PROVIDERS

     Administrator. Janus Capital also serves as administrator to the Fund pursuant to an Amended and Restated Administrative Services Agreement between the Trust and Janus Capital. Under this Agreement, the Fund reimburses Janus Capital monthly for its reasonable costs in performing (or causing to be performed) all necessary and appropriate internal accounting, recordkeeping, blue sky monitoring and registration functions of the Fund. Janus Capital intends to continue to provide the same administrative services after implementation of the proposed Subadvisory Agreement and the proposed Amended Advisory Agreement.

     Distributor. Janus Distributors, a wholly-owned subsidiary of Janus Capital, located at 151 Detroit Street, Denver, Colorado 80206, serves as distributor of the Fund pursuant to an Amended and Restated Distribution Agreement between the Trust and Janus Distributors. According to plans adopted pursuant to Rule 12b-1 under the 1940 Act for each class of shares of the Fund (except Class I Shares), Janus Distributors receives a 12b-1 distribution fee from each such class of shares that is used to pay for activities that are primarily intended to result in sales of shares. Class A Shares and Class S Shares pay Janus Distributors a 12b-1 distribution fee at the annual rate of up to 0.25% of the average daily net assets of Class A Shares and Class S Shares. Class C Shares pay a 12b-1 distribution fee to Janus Distributors of up to 1.00% (0.75% distribution fee and 0.25% service fee) of the average daily net assets of Class C Shares. Class R Shares pay a 12b-1 distribution fee to Janus Distributors of up to 0.50% of the average daily net assets of Class R Shares. Janus Distributors may retain some or all of the fees it receives from Class A, C, R and S Shares, or may pass it through to financial intermediaries in payment for distribution services. Janus Distributors intends to continue to provide the same services after implementation of the proposed Subadvisory Agreement and the proposed Amended Advisory Agreement.

     Fees paid by Class A Shares, Class C Shares, Class R Shares and Class S Shares of the Fund to Janus Distributors, pursuant to their respective 12b-1 plan, for the fiscal year ended July 31, 2007 are shown in the table below.

FEES PAID TO JANUS DISTRIBUTORS FOR FISCAL YEAR ENDED JULY 31, 2007 ($) (000'S)

CLASS A SHARES             CLASS C SHARES      CLASS R SHARES      CLASS S SHARES
--------------             --------------      --------------      --------------
          2                      16                  23                  68

     Transfer Agent. Janus Services, P.O. Box 173375, Denver, Colorado 80207-3375, a wholly-owned subsidiary of Janus Capital, serves as the Fund's transfer agent pursuant to an Amended and Restated Transfer Agency Agreement ("Transfer Agency Agreement") between Janus Services and the Trust. Pursuant to the Transfer Agency Agreement, each class of shares of the Fund reimburses Janus Services for out-of-pocket expenses incurred by Janus Services in connection with services rendered. In addition, Janus Services may receive from Class R Shares and Class S Shares of the Fund an administrative services fee calculated at an annual rate of up to 0.25% of the average daily net assets of the Fund's Class R Shares and Class S Shares. Such fee compensates Janus Services for providing, or arranging for the provision of, recordkeeping, subaccounting and other administrative services, such as processing and aggregating purchase and redemption transactions, and providing similar services to plan participants that the Trust would have to perform if it were dealing directly with the plan participants, rather than the plans, as shareholders of record. Janus Services may pass through all or a portion of the administrative services fee received from the Fund's Class R Shares and Class S Shares to financial intermediaries. Janus Services may also retain a portion of the administrative services fee to cover costs of administering relationships with third party service providers. Janus Services intends to continue to provide the same services after implementation of the proposed Subadvisory Agreement and the proposed Amended Advisory Agreement.

     Administrative services fees paid by the Fund's Class R Shares and Class S Shares to Janus Services for the fiscal year ended July 31, 2007 are shown in the following table.

        FEES PAID TO JANUS SERVICES FOR FISCAL YEAR ENDED JULY 31, 2007

------------------------------------------------------------
CLASS R SHARES ($) (000'S)       CLASS S SHARES ($) (000'S)
--------------------------       --------------------------
       12                                    68

                    ADDITIONAL INFORMATION ABOUT THE MEETING

QUORUM AND VOTING

     Shareholders of each class of the Fund will vote together at the Meeting. Each holder of a whole or fractional share shall be entitled to one vote for each whole share held (and fractional votes for fractional shares held) in such shareholder's name as of the Record Date. If you are not the owner of record, but your shares are instead held for your benefit by a financial intermediary such as a retirement plan service provider, broker-dealer, bank trust department, insurance company, or other financial intermediary, that financial intermediary may request that you provide instruction on how to vote the shares you beneficially own. Your financial intermediary will provide you with additional information.

     One-third of the outstanding shares entitled to vote at the Meeting shall be a quorum for the transaction of business at the Meeting. Any lesser number is sufficient for adjournments. In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a proposal will require the affirmative vote of the holders of a majority of the shares of the Fund, present in person or by proxy at the

Meeting. The persons named as proxies will vote the proxies for the Fund (including broker non-votes and abstentions) in favor of adjournment if they determine additional solicitation is warranted and in the interest of shareholders of the Fund.

     "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Fund, but are not voted because instructions have not been received from beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power. Abstentions and "broker non-votes" are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not represent votes cast with respect to adjournment or a proposal. Accordingly, assuming the presence of a quorum, abstentions and "broker non-votes" will have the effect of a vote against a proposal. Therefore, if your shares are held through a broker or other nominee, it is important for you to instruct the broker or nominee how to vote your shares.


     Approval of each Proposal will require the affirmative vote of a 1940 Act Majority of the Fund's shareholders eligible to vote at the Meeting. In addition to the Proposals outlined in this Proxy Statement, shareholders of other funds within the Janus fund complex are receiving a similar proxy statement seeking approval for a subadvisory agreement with PWM and an amended investment advisory agreement with Janus Capital. Implementation of the agreement referred to in each Proposal in this Proxy Statement is contingent upon the approval of both Proposals in this Proxy Statement, as well as upon the approval of the same proposals by shareholders of Small Company Value Portfolio, a series of JAS, described in a separate proxy statement. In addition, implementation of each Proposal is contingent upon consummation of the Pending Acquisition and certain other conditions that may be outlined in the Purchase Agreement or otherwise agreed to by Janus Capital and PWM.


SHARE OWNERSHIP

     The following table shows, as of the close of business on the Record Date, the number of outstanding shares and net assets of each class of the Fund:


                                                 TOTAL NUMBER
                                                  OF SHARES
FUND                                             OUTSTANDING       NET ASSETS
----                                          ------------------   ----------
Janus Adviser Small Company Value Fund
  -- Class A Shares.........................         778,232       $10,832,996
  -- Class C Shares.........................         164,743       $ 2,207,551
  -- Class I Shares.........................         168,342       $ 2,353,419
  -- Class R Shares.........................         342,448       $ 4,677,845
  -- Class S Shares.........................       2,018,962       $27,861,674


     Beneficial owners of 5% or more of the outstanding shares of each class of the Fund as of the Record Date are shown below. To the best knowledge of the Trust, no person beneficially owned more than 5% of the outstanding shares of any class of the Fund except as shown below. To the best knowledge of the Trust, entities shown as owning 25% or more of a class of the Fund, unless otherwise indicated, are not the beneficial owners of such shares.


                                           NAME AND ADDRESS          NUMBER OF   PERCENTAGE
NAME OF FUND AND CLASS                   OF BENEFICIAL OWNER          SHARES      OF CLASS
----------------------             --------------------------------  ---------   ----------
Janus Adviser Small Company        Merrill Lynch, Pierce,             471,823      60.63%
 Value Fund                        Fenner & Smith, Inc.
  -- Class A Shares..............  For the Sole Benefit of
                                   Customers
                                   Jacksonville, FL 32246

                                   Charles Schwab & Co., Inc.         202,145      25.97%
                                   Special Custody Account
                                   FBO Institutional Client
                                   Accounts
                                   San Francisco, CA 94104

                                   GPC Securities Inc.                 39,977       5.14%
                                   Agent for Reliance Trust Company
                                   FBO KIMCO Realty Corporation
                                   401k Plan
                                   Atlanta, GA 30357

Janus Adviser Small Company        Merrill Lynch, Pierce,              46,857      28.44%
 Value Fund                        Fenner & Smith, Inc.
  -- Class C Shares..............  For the Sole Benefit of
                                   Customers
                                   Jacksonville, FL 32246

                                   Capital Bank & Trust Company        26,678      16.19%
                                   TTEE
                                   FBO United Consulting Ltd.
                                   401k Plan
                                   Greenwood Village, CO 80111

Janus Adviser Small Company        Suntrust Bank                      126,546      75.17%
 Value Fund                        FBO Vitas Healthcare Corp. 401k
  -- Class I Shares..............  Greenwood Village, CO 80111

                                   Charles Schwab & Co., Inc.          29,031      17.25%
                                   Exclusive Benefit of Our
                                   Customers
                                   Reinvest Account
                                   San Francisco, CA 94104

Janus Adviser Small Company        Emjay Corporation Custodian        154,858      45.22%
 Value Fund                        FBO Plans of RPSA Customers
  -- Class R Shares..............  Greenwood Village, CO 80111

                                   Merrill Lynch                       66,606      19.45%
                                   Jacksonville, FL 32246

                                   MG Trust Company                    24,506       7.16%
                                   Agent for Frontier Trust Company
                                   as Trustee
                                   Charleston Place Associates
                                   Retire
                                   Fargo, ND 58106

Janus Adviser Small Company        Wachovia Bank                      280,256      13.88%
 Value Fund                        FBO Various Retirement Plans
  -- Class S Shares..............  9888888836 NC-1151
                                   Charlotte, NC 28288

                                   American United Life Insurance     200,885       9.95%
                                   Co. Group Retirement Annuity
                                   Indianapolis, IN 46206

                                   PWMCO, LLC                         184,334       9.13%
                                   FBO 101081
                                   Chicago, IL 60606

                                   State Street Bank & Trust Co.      117,040       5.80%
                                   Cust.
                                   FBO Citistreet Core
                                   Market -- U/A 4/01/03
                                   North Quincy, MA 02171

                                   Nationwide Trust Company FSB       101,797       5.04%
                                   Columbus, OH 43218


     As of the Record Date, the officers and Trustees as a group owned less than 1% of the outstanding shares of the Fund.

SOLICITATION OF PROXIES

     The cost of preparing, printing, and mailing the proxy card(s) and this Proxy Statement, and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone, or otherwise, will be shared by Janus Capital and PWM. In addition to solicitation by mail, officers and representatives of the Trust, officers and employees of Janus Capital or its affiliates, and certain financial services firms and their representatives, without extra compensation, or a solicitor, may conduct additional solicitations personally, by telephone, or by any other means available.


     Janus Capital has engaged D.F. King & Co., Inc. ("D.F. King"), a professional proxy solicitation firm, to assist in the solicitation of proxies, at an estimated cost of $750,000, plus expenses. Such expenses will be shared by Janus Capital and PWM, with Janus Capital assuming 75% of the expenses and Perkins assuming 25% of the expenses up to $2,500,000 after which Janus Capital will assume 100% of the expenses. Among other things, D.F. King will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii) required to comply with applicable telemarketing laws.


     Brokers, banks, and other fiduciaries may be required to forward soliciting material to their principals on behalf of the Fund and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by Janus Capital and/or PWM for their expenses, to the extent that Janus Capital or the Fund would have directly borne those expenses.


     As the Meeting date approaches, certain shareholders whose votes have not been received may receive telephone calls from a representative of D.F. King. Authorization to permit D.F. King to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Fund believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.



     In all cases where a telephonic proxy is solicited, the D.F. King representative is required to ask for each shareholder's full name, address and title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the Proxy Statement and proxy card(s) in the mail. If the information solicited agrees with the information provided to D.F. King, then the D.F. King representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. Although the D.F. King representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote. The D.F. King representative may read any recommendation set forth in this Proxy Statement. The D.F. King representative will record the shareholder's instructions. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call D.F. King immediately if his or her instructions are not accurately reflected in the confirmation.


     Telephone Touch-Tone Voting. Shareholders may provide their voting instructions through telephone touch-tone voting by following the instructions on the enclosed proxy card(s). Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call.

     Internet Voting. Shareholders may provide their voting instructions through Internet voting by following the instructions on the enclosed proxy card(s). Shareholders who vote via the Internet, in addition to confirming their voting instructions prior to submission and terminating their Internet session, will, upon request, receive an e-mail confirming their voting instructions.


     If a shareholder wishes to participate in the Meeting but does not wish to give a proxy by telephone or via the Internet, the shareholder may still submit the proxy card(s) originally sent with the Proxy Statement in the postage-paid envelope provided, or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replacement proxy card(s) may contact D.F. King at 1-800-628-8528. Any proxy given by a shareholder is revocable until voted at the Meeting.


     Revoking a Proxy. Any shareholder submitting a proxy has the power to revoke it at any time before it is exercised by submitting to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, a written notice of revocation or a subsequently executed proxy, or by attending the Meeting and voting in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, will be voted "FOR" the proposals, as described in this Proxy Statement.

     Shares Held by Accounts of Insurance Companies. Shares of the Fund may be held by certain separate accounts of insurance companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies. Your insurance company may request that you provide it with voting instructions for your beneficially held shares of any such separate account. If you do not provide voting instructions to your insurance company, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from its other variable contract holders for that separate account.

PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of the Fund's portfolio securities are placed on behalf of the Fund by Janus Capital or its agent. If shareholders approve the proposed Subadvisory Agreement, Janus Capital will place portfolio transactions solely upon PWM's direction. The Fund does not allocate portfolio transactions to broker-dealers on the basis of the sale of Fund shares, although brokerage firms whose customers purchase shares of the Fund may execute transactions for the Fund and receive brokerage commissions. There were no portfolio transactions for the Fund placed with an affiliated broker-dealer during the Fund's last fiscal year.

LEGAL MATTERS

     Information regarding material pending legal proceedings involving Janus Capital, PWM, or the Trust is attached as Exhibit F to this Proxy Statement.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

     The Fund is not required, and does not intend, to hold annual shareholder meetings. Under the terms of a settlement reached between Janus Capital and the SEC in August 2004, commencing in 2005 and not less than every fifth calendar year thereafter, the Trust will hold a meeting of shareholders to elect Trustees. Shareholder meetings may be called from time to time as described in the Amended and Restated Trust Instrument and the Bylaws of the Trust.

     Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in the Fund's proxy statement for a particular meeting. Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of the Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund's securities to be voted at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal must have been submitted within a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this Proxy Statement. A proposal submitted for inclusion in the Fund's proxy material for the next special meeting after the meeting to which this Proxy Statement relates must be received by the Fund within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting.

     A shareholder wishing to submit a proposal for inclusion in a proxy statement subsequent to the Meeting, if any, should send the written proposal to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206, within a reasonable time before the Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement. The timely submission of a proposal does not guarantee its inclusion in the proxy materials.

SHAREHOLDER COMMUNICATIONS

     The Trustees provide for shareholders to send written communications to the Trustees via regular mail. Written communications to the Trustees, or to an individual Trustee, should be sent to the attention of the Trust's Secretary at the address of the Trust's principal executive office. All such communications received by the Trust's Secretary shall be promptly forwarded to the individual Trustee to whom they are addressed or to the full Board of Trustees, as applicable. If a communication does not indicate a specific Trustee, it will be sent to the Chairperson of the Nominating and Governance Committee and the independent counsel to the Trustees for further distribution, as deemed appropriate by such persons. The Trustees may further develop and refine this process as deemed necessary or desirable.

REPORTS TO SHAREHOLDERS AND FINANCIAL STATEMENTS

     The annual report to shareholders of the Fund, including financial statements of the Fund, has previously been sent to shareholders. THE FUND PROVIDES ANNUAL AND SEMIANNUAL REPORTS TO ITS SHAREHOLDERS THAT HIGHLIGHT RELEVANT INFORMATION, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO CHANGES. ADDITIONAL COPIES OF THE FUND'S MOST RECENT ANNUAL REPORT AND ANY MORE RECENT SEMIANNUAL REPORT ARE AVAILABLE, WITHOUT CHARGE, BY CALLING A JANUS REPRESENTATIVE AT 1-877-335-2687, VIA THE INTERNET AT WWW.JANUS.COM/INFO, OR BY SENDING A WRITTEN REQUEST TO THE SECRETARY OF THE TRUST AT 151 DETROIT STREET, DENVER, COLORADO 80206.

OTHER MATTERS TO COME BEFORE THE MEETING

     The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters described in this Proxy Statement. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any other matters, in accordance with their best judgment in the interest of the Trust and/or Fund.

     PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD(S) OR VOTE BY INTERNET OR TELEPHONE PROMPTLY. NO POSTAGE IS REQUIRED IF YOU MAIL YOUR PROXY CARD(S) IN THE UNITED STATES.

                                        By order of the Board of Trustees,

                                        /s/ Robin C. Beery

                                        Robin C. Beery
                                        President and Chief Executive Officer of
                                        Janus Adviser Series

                               INDEX OF EXHIBITS

EXHIBIT A:    Form of Subadvisory Agreement

EXHIBIT B:    Form of Amended Investment Advisory Agreement

EXHIBIT C:    Other Funds Managed by Janus Capital and PWM with
              Similar Investment Objectives

EXHIBIT D:    Principal Executive Officers and Directors of Janus
              Capital and Their Principal Occupations

EXHIBIT E:    Trustees and Principal Executive Officers of the Fund
              and Their Principal Occupations

EXHIBIT F:    Legal Matters

                                  [EXHIBIT A]
                        [FORM OF SUB-ADVISORY AGREEMENT]

                [JANUS ADVISER PERKINS SMALL COMPANY VALUE FUND
                      (A SERIES OF JANUS ADVISER SERIES)]

     [This SUB-ADVISORY AGREEMENT (the "Agreement") is entered into effective as
of the           day of           2008, by and between JANUS CAPITAL MANAGEMENT
LLC, a Delaware limited liability company ("Janus") and PERKINS INVESTMENT MANAGEMENT LLC, a Delaware limited liability company ("Perkins").]

     [WHEREAS, Janus has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Janus Adviser Series, a Delaware statutory trust (the "Trust") and an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to Janus Adviser Perkins Small Company Value Fund, a series of the Trust (the "Fund") pursuant to which Janus has agreed to provide investment advisory services with respect to the Fund; and]

     [WHEREAS, Perkins is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and]

     [WHEREAS, Janus desires to retain Perkins to furnish investment advisory services with respect to the Fund, and Perkins is willing to furnish such services;]

     [NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:]

          [1. Duties of Perkins. Janus hereby engages the services of Perkins as subadviser in furtherance of the Advisory Agreement. Perkins agrees to perform the following duties, subject to the oversight of Janus and to the overall control of the officers and the Board of Trustees (the "Trustees") of the Trust:]

             [(a) Perkins shall manage the investment operations of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or Janus, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and shall direct Janus with respect to the execution of trades in connection with such determinations, in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), bylaws and registration statements under the 1940 Act and the Securities Act of 1933, as amended (the "1933 Act"), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to the Trust, on behalf of the Fund, as a regulated investment company;]

             [(b) Perkins shall cause its officers to attend meetings and furnish oral or written reports, as the Trust or Janus may reasonably require, in order to keep Janus, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of Perkins, and the investment considerations which have given rise to those decisions;]

             [(c) Perkins shall maintain all books and records required to be maintained by Perkins pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and Janus with such periodic and special reports as the Trustees or Janus reasonably may request. Perkins hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;]

             [(d) Perkins shall submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;]

             [(e) Perkins shall provide Janus with such assistance and advice as Janus may reasonably request as to the manner in which to exercise, on behalf of the Fund, such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, so that Janus may exercise such rights, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may reasonably be requested as to the manner in which such rights should be exercised;]

             [(f) At such times as shall be reasonably requested by the Trustees or Janus, Perkins shall provide the Trustees and Janus with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to
        Section 15(c) of the 1940 Act, and shall make available to the Trustees and Janus any economic, statistical and investment services normally available to similar investment company clients of Perkins; and]

             [(g) Perkins will provide to Janus for regulatory filings and other appropriate uses materially accurate and complete information relating to Perkins as may be reasonably requested by Janus from time to time and, notwithstanding anything herein to the contrary, Perkins shall be liable to Janus for all damages, costs and expenses, including without limitation reasonable attorney's fees (hereinafter referred to collectively as "Damages"), incurred by Janus as a result of any material inaccuracies or omissions in such information provided by Perkins to Janus, provided, however, that Perkins shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to Perkins by Janus.]

          [2. Further Obligations. In all matters relating to the performance of this Agreement, Perkins shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees and Janus and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Janus agrees to provide to Perkins copies of the Trust's Trust Instrument, bylaws, Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and Janus, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.]

          [3. Obligations of Janus. Janus shall have the following obligations under this Agreement:]

             [(a) To keep Perkins continuously and fully informed (or cause the custodian of the Fund's assets to keep Perkins so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;]

             [(b) To furnish Perkins with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;]

             [(c) To furnish Perkins with any further materials or information which Perkins may reasonably request to enable it to perform its function under this Agreement; and]

             [(d) To compensate Perkins for its services in accordance with the provisions of Section 4 hereof.]

          [4. Compensation Janus shall pay Perkins for its services under this Agreement, a fee equal to 50% of the advisory fee payable to Janus from the Fund (net of any performance fee adjustment, reimbursement of expenses incurred or fees waived by Janus). Fees paid to Perkins shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.]

          [5. Expenses. Perkins shall pay all its own costs and expenses incurred in rendering its service under this Agreement.]

          [6. Representations of Perkins. Perkins hereby represents, warrants and covenants to Janus as follows:]

             [(a) Perkins: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Janus of the occurrence of any event that would disqualify Perkins from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against Perkins that could have a material adverse effect upon Perkins' ability to fulfill its obligations under this Agreement.]

             [(b) Perkins has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Janus with a copy of such code of ethics, together with evidence of its adoption, and any material changes thereto. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of Perkins shall certify to Janus that Perkins has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of Perkins' code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Janus, Perkins shall permit

        Janus, its employees or its agents to examine the reports required to be made to Perkins by Rule 17j-1(c)(1) and all other records relevant to Perkins' code of ethics.]

             [(c) Perkins has provided Janus with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to Janus.]

          [7. Term. This Agreement shall become effective as of the date first set forth above and shall continue in effect until February 1, 2010, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, Janus or Perkins, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.]

          [8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 90 days' advance written notice of termination be given to Perkins at its principal place of business. This Agreement may be terminated (i) by Janus at any time, without penalty by giving 90 days' advance written notice of termination to Perkins; (ii) by Perkins at any time, without penalty by giving 90 days' advance notice to Janus and the Trust, unless Janus or the Trust requests additional time to find a replacement for Perkins, in which case Perkins shall allow the additional time requested by Janus or the Trust not to exceed 90 days' beyond the initial 90 days' notice period unless otherwise agreed to by Janus, the Trust and Perkins; or (iii) by Janus or the Trust without advance notice if Perkins becomes unable to discharge its duties and obligations under this Agreement. In addition, this Agreement shall terminate, without penalty, upon the termination of the Advisory Agreement.]

          [9. Assignment. This Agreement shall automatically terminate in the event of its assignment.]

          [10. Amendments. This Agreement may be amended by the parties only in a written instrument signed by the parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Trust or Janus, Perkins or their affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).]

          [11. Limitation on Personal Liability. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.]

          [12. Limitation of Liability of Perkins. Janus will not seek to hold Perkins, and Perkins shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section, "Perkins" shall include any affiliate of Perkins performing services for the Fund contemplated hereunder and directors, officers and employees of Perkins and such affiliates.]

          [13. Activities of Perkins. The services of Perkins hereunder are not to be deemed to be exclusive, and Perkins is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Perkins to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in Perkins as directors, officers and shareholders of Perkins, that directors, officers, employees and shareholders of Perkins are or may become similarly interested in the Trust, and that Perkins may become interested in the Trust as a shareholder or otherwise.]

          [14. Third Party Beneficiary. The parties expressly acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto. Any oversight, monitoring or evaluation of the activities of Perkins by Janus, the Trust or the Fund shall not diminish or relieve in any way the liability of Perkins for any of its duties and responsibilities under this Agreement.]

          [15. Notices. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.]

             [(a) To Janus at:]

                  [Janus Capital Management LLC
                  151 Detroit Street
                  Denver, Colorado 80206
                  Attention: General Counsel
                  Phone: (303) 333-3863
                  Fax: (303) 316-5728]

             [(b) To Perkins at:]

                  [Perkins Investment Management LLC
                  311 South Wacker Drive, Suite 6000
                  Chicago, Illinois 60606
                  Attention: President
                  Phone: (312) 922-0355
                  Fax: (312) 922-0418]

             [(c) To the Trust at:]

                  [Janus Adviser Series
                  151 Detroit Street
                  Denver, Colorado 80206
                  Attention: Chief Legal Counsel]

          [16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "approved at least annually," and "interested persons" shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect.]

          [17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.]

     [IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the day and year first above written.]

                            [JANUS CAPITAL MANAGEMENT LLC]

                            [By:
                                 ------------------------
                                 Name:
                                 Title:]

                            [PERKINS INVESTMENT MANAGEMENT LLC]

                            [By:
                                 ------------------------
                                 Name:
                                 Title:]

                                                                       EXHIBIT B

                              JANUS ADVISER SERIES

                FORM OF [AMENDED ]INVESTMENT ADVISORY AGREEMENT

                     JANUS ADVISER SMALL COMPANY VALUE FUND

     THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 1st day
of July, 2004, [as amended this           day of           , 2008, ]between
JANUS ADVISER SERIES, a Delaware statutory trust (the "Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                             W I T N E S S E T H :

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

     WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Janus Adviser Small Company Value Fund (the "Fund"); and

     WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

     NOW, THEREFORE, the parties agree as follows:

          1. Appointment. The Trust hereby appoints JCM as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

          2. Investment Advisory Services. JCM shall determine the securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of JCM, and the investment considerations which have given rise to those recommendations. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with JCM's duties and responsibilities under this Agreement, which subadvisers may be affiliates of JCM.

          3. Other Services. JCM is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of or duly appointed subadvisers or affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the 1933 Act. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

          4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

             (a) to keep JCM continuously and fully informed as to the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

             (b) to furnish JCM with a certified copy of any financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

             (c) to furnish JCM with any further materials or information which JCM may reasonably request to enable it to perform its function under this Agreement; and

             (d) to compensate JCM for its services and reimburse JCM for its expenses incurred hereunder in accordance with the provisions hereof.

          5. Compensation. The Trust shall pay to JCM for its services pursuant to this Agreement a [monthly base ]fee [of 1/12][, calculated and payable for each day that this Agreement is in effect, of 1/365] of 0.74% of the [average] daily closing net asset value of the Fund[, adjusted by a performance fee as set forth in Schedule A]. [(1/366 of 0.74% of the daily closing net asset value of the Fund in a leap year)][ For any period less than a month during which this Agreement is in effect, the base fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.]

          6. Expenses Borne by JCM. In addition to the expenses which JCM may incur in the performance of its investment advisory functions and other services under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

             (a) Reasonable compensation, fees and related expenses of the Trust's officers and its Trustees, except for such Trustees who are not "interested persons," as defined in the 1940 Act, of JCM, and except as otherwise provided in Section 7;

             (b) Rental of offices of the Trust; and

             (c) Fees of any subadviser engaged by JCM pursuant to the authority granted in Section 2 hereof.

          7. Expenses Borne by the Trust. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not "interested persons," as defined in the 1940 Act, of JCM; compensation and related expenses of the Chief Compliance Officer of the Trust and compliance staff, as authorized from time to time by the Trustees of the Trust; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to Fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization.

          8. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

          9. Assignment. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

          10. Term. This Agreement shall continue in effect until February 1, 200[9][7], unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by (a) the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and
     (b) either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to February 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

          11. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any party to this Agreement and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

          12. Other Series. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

          13. Limitation of Personal Liability. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

          14. Limitation of Liability of JCM. JCM shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

          15. Activities of JCM. The services of JCM to the Trust hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

          16. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

          17. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

     This Agreement shall supercede all prior investment advisory agreements entered into between JCM and the Trust, on behalf of the Fund.

     IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                          JANUS CAPITAL MANAGEMENT LLC

                                          By:
                                              ----------------------------------
                                              [Loren M. Starr, Chief Financial
                                              Officer and Senior Vice President]

                                          JANUS ADVISER SERIES

                                          By:
                                              ----------------------------------
                                              [Girard C. Miller, President and
                                              Chief Executive Officer]

                                  [SCHEDULE A
                            PERFORMANCE ADJUSTMENT]

     [Beginning with the Base Fee payable for           2008 and in month 13
from the date of this Agreement, the Base Fee shall be adjusted monthly based upon the investment performance of the Fund's Class A Shares (waiving the upfront sales load) ("Class") in relation to the cumulative investment record of the Fund's benchmark, the Russell 2000(R) Value Index (the "Index"), over the "Performance Period" (such adjustment being referred to herein as the "Performance Adjustment"). The "Performance Period" is defined as the shorter of
(a) the period from the date of this Agreement through the end of the month for which the fee is being calculated, and (b) the 36 month period preceding the end of the month for which the fee is being calculated.]

     [The Performance Adjustment shall be calculated by subtracting the investment record of the Index from the investment performance of the Class. If there is less than a 0.50% difference (plus or minus) between the investment performance of the Class and the investment record of the Index, the Fund pays JCM the Base Fee with no adjustment. If the difference between the investment performance of the Class and the investment record of the Index is 0.50% or greater during any Performance Period, the Base Fee will be subject to an upward or downward performance adjustment of 1/12 of 0.01667% for every full 0.50% increment by which the Class outperforms or underperforms the Index. The maximum percentage used in calculating the Performance Adjustment (positive or negative) in any month is 1/12 of 0.15%. The Performance Adjustment is applied against the Fund's average daily net assets during the Performance Period.]

     [For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the relevant month for the Base Fee versus average daily net assets during the Performance Period for the Performance Adjustment). The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment advisory fee is paid monthly in arrears.]

     [The average daily net asset value of the Fund, or any class thereof, shall be determined in the manner set forth in the Trust's Amended and Restated Trust Instrument, Bylaws and registration statement, each as may be amended from time to time.]

     [The investment performance of the Class will be the sum of:]

          [(1) the change in the Class' net asset value ("NAV") per share during the Performance Period; plus]

          [(2) the value of the Class' cash distributions per share accumulated to the end of the Performance Period; plus]

          [(3) the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period; expressed as a percentage of the Class' NAV per share at the beginning of the Performance Period. For this purpose, the value of distributions per share of realized capital gains, of dividends per share paid from investment income and of capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Class at the NAV in effect at the close of business on the record date for the payment of such distributions and dividends and the date on which provision is made for such taxes, after giving effect to such distributions, dividends and taxes.]

     [The investment record of the Index will be the sum of:]

          [(1) the change in the level of the Index during the Performance Period; plus]

          [(2) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period; expressed as a percentage of the Index level at the beginning of the Performance Period. For this purpose, cash distributions on the securities which comprise the Index shall be treated as reinvested in the Index at least as frequently as the end of each calendar quarter following the payment of the dividend.]

     [The Trustees have initially designated the Class to be used for purposes of determining the Performance Adjustment. From time to time, the Trustees may, by vote of the Trustees of the Trust voting in person, including a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such parties, determine that a class of shares of the Fund other than the Class is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares ("Successor Class") is substituted in calculating the Performance Adjustment, the use of that Successor Class of shares for purposes of calculating the Performance Adjustment may apply to the entire Performance Period so long as such Successor Class was outstanding at the beginning of such period. If the Successor Class of shares was not outstanding for all or a portion of the Performance Period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which such Successor Class was outstanding and any prior portion of the Performance Period shall be calculated using the class of shares previously designated.]

                                                                       EXHIBIT C

OTHER FUNDS MANAGED BY JANUS CAPITAL AND PWM WITH SIMILAR INVESTMENT OBJECTIVES

     The following table lists certain information regarding funds with similar investment objectives for which Janus Capital and PWM provide investment advisory or subadvisory services. The table shows such fund's asset size as of March 31, 2008, the rate of compensation paid by that fund, and whether Janus Capital has contractually agreed to waive or reduce compensation received from that fund.


                                             ASSET SIZE            ANNUAL RATE OF         FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)          COMPENSATION            REDUCTIONS
----                       ---------       ---------------   --------------------------   --------------
Janus Adviser High-
  Yield Fund.........  Seeks to obtain             3.5         First $300 Million 0.65%    0.90%(1)
                       high current                             Over $300 Million 0.55%
                       income. Capital
                       appreciation is a
                       secondary
                       investment
                       objective when
                       consistent with
                       its primary
                       investment
                       objective.
Janus Adviser Mid Cap
  Value Fund(2)......  Seeks capital             841.5                          0.64%(3)   0.74%(1)
                       appreciation.
Mid Cap Value
  Portfolio(2).......  Seeks capital              71.6                          0.64%(4)   1.24%(5)
                       appreciation.
Small Company Value
  Portfolio..........  Seeks capital              17.8                            0.74%    1.34%(5)
                       appreciation.
Janus High-Yield
  Fund...............  Seeks to obtain           503.5         First $300 Million 0.65%    0.90%(6)
                       high current                             Over $300 Million 0.55%
                       income. Capital
                       appreciation is a
                       secondary
                       investment
                       objective when
                       consistent with
                       its primary
                       investment
                       objective.
Janus Mid Cap Value
  Fund(2)............  Seeks capital           6,597.5                          0.64%(7)        (8)
                       appreciation.
Janus Small Cap Value
  Fund(2)............  Seeks capital           1,295.4                            0.72%         (8)
                       appreciation.
Janus Venture Fund...  Seeks capital           1,226.6                            0.64%         N/A
                       appreciation.

                                             ASSET SIZE            ANNUAL RATE OF         FEE WAIVERS OR
FUND                       OBJECTIVE       (IN $ MILLIONS)          COMPENSATION            REDUCTIONS
----                       ---------       ---------------   --------------------------   --------------
ING Janus Contrarian
  Portfolio..........  Seeks capital             822.9         First $100 Million 0.45%         N/A
                       appreciation.                            Next $100 Million 0.40%
                                                                Next $200 Million 0.35%
                                                               Next $500 Million 0.325%
                                                                Over $900 Million 0.30%
Ohio National Small
  Cap Growth
  Portfolio..........  Seeks long-term            20.4          First $50 Million 0.65%         N/A
                       capital                                  Next $100 Million 0.60%
                       appreciation.                            Over $150 Million 0.50%
SEI Small/Mid Cap
  Equity Fund........  Seeks long-term           145.4                            0.50%         N/A
                       capital
                       appreciation.
SEI Small Cap
  Fund...............  Seeks capital              73.5                            0.50%         N/A
                       appreciation.
SEI Small Cap Growth
  Fund...............  Seeks long-term            67.6                            0.50%         N/A
                       capital
                       appreciation.

---------------
(1) Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding the distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), administrative services fee (applicable to Class R Shares and Class S Shares), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the limit shown until at least December 1, 2009. The expense limit is described in the respective Statement of Additional Information.
(2) Subadvised by PWC.
(3) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, as of July 31, 2007, was 0.59%.
(4) The Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during a measuring period. This fee rate, as of December 31, 2007, was 0.60%.
(5) Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee (applicable to Service Shares), administrative services fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the limit shown until at least May 1, 2009. The expense limit is described in the respective Statement of Additional Information.
(6) Janus Capital has contractually agreed to waive the Fund's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the limit shown until at least March 1, 2009. The expense waiver is described in the respective Statement of Additional Information.
(7) The Fund pays an investment advisory fee rate that adjusts up or down based upon the Fund's performance relative to its benchmark index during a measuring period. This fee rate, as of October 31, 2007, was 0.58%.
(8) Janus Services LLC has contractually agreed to waive the transfer agency fees applicable to the Fund's Institutional Shares until March 1, 2009.

                                                                       EXHIBIT D

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF JANUS CAPITAL AND THEIR PRINCIPAL
                                  OCCUPATIONS

                                   JANUS CAPITAL/AFFILIATED          POSITIONS(S) WITH JANUS CAPITAL
NAME                                      ENTITY NAME                     OR AFFILIATED ENTITY
----                               ------------------------          -------------------------------
Robin C. Beery................  Janus Capital Group Inc.             Chief Marketing Officer and
                                                                     Executive Vice President

                                Janus Capital Management LLC         Chief Marketing Officer and
                                                                     Executive Vice President

                                Janus Distributors LLC               Executive Vice President

                                Janus Services LLC                   Executive Vice President

                                Enhanced Investment                  Working Director
                                Technologies, LLC


Gary D. Black.................  Janus Capital Group Inc.             Chief Executive Officer and
                                                                     Director

                                Janus Capital Management LLC         Chief Executive Officer

                                Janus Management Holdings Corp.      President and Director

                                Janus Distributors LLC               Executive Vice President

                                Janus Services LLC                   Executive Vice President

                                Bay Isle Financial LLC               President

                                Enhanced Investment                  Working Director
                                Technologies, LLC


Daniel P. Charles.............  Janus Capital Management LLC         Senior Vice President and
                                                                     Managing Director of
                                                                     JanusIntech Institutional Asset
                                                                     Management

                                Janus Distributors LLC               Senior Vice President and
                                                                     Managing Director of
                                                                     JanusIntech Institutional Asset
                                                                     Management

                                Janus Services LLC                   Senior Vice President and
                                                                     Managing Director of
                                                                     JanusIntech Institutional Asset
                                                                     Management

                                Enhanced Investment                  Working Director
                                Technologies, LLC


Jonathan D. Coleman...........  Janus Capital Management LLC         Co-Chief Investment Officer and
                                                                     Executive Vice President

                                   JANUS CAPITAL/AFFILIATED          POSITIONS(S) WITH JANUS CAPITAL
NAME                                      ENTITY NAME                     OR AFFILIATED ENTITY
----                               ------------------------          -------------------------------


Gregory A. Frost..............  Janus Capital Group Inc.             Chief Financial Officer and
                                                                     Executive Vice President

                                Janus Capital Management LLC         Chief Financial Officer and
                                                                     Executive Vice President

                                Janus Capital Asia Limited           Director and Assistant
                                                                     Treasurer

                                Janus Capital International          Director and Assistant
                                Limited                              Treasurer

                                Janus Capital Singapore Pte.         Director
                                Limited

                                Janus Distributors LLC               Chief Financial Officer and
                                                                     Executive Vice President

                                Janus Holdings Corporation           Senior Vice President,
                                                                     Controller, and Director
                                Janus International Holding LLC      Executive Vice President,
                                                                     Controller, and Director

                                Janus Management Holdings Corp.      Chief Financial Officer,
                                                                     Executive Vice President, and
                                                                     Director

                                Janus Services LLC                   Chief Financial Officer and
                                                                     Executive Vice President

                                Bay Isle Financial LLC               Chief Financial Officer and
                                                                     Senior Vice President

                                Berger Financial Group LLC           Vice President

                                Capital Group Partners, Inc.         Executive Vice President, Chief
                                                                     Financial Officer, and Director

                                Enhanced Investment                  Vice President and Working
                                Technologies, LLC                    Director


Heidi W. Hardin...............  Janus Capital Management LLC         General Counsel, Senior Vice
                                                                     President, and Secretary

                                Janus Distributors LLC               General Counsel, Senior Vice
                                                                     President, and Secretary

                                Janus Services LLC                   General Counsel, Senior Vice
                                                                     President, and Secretary


Kelley Abbott Howes...........  Janus Capital Group Inc.             Chief Administrative Officer,
                                                                     General Counsel, Executive Vice
                                                                     President, and Secretary

                                Janus Capital Management LLC         Chief Administrative Officer
                                                                     and Executive Vice President

                                Janus Distributors LLC               Chief Administrative Officer
                                                                     and Executive Vice President

                                Janus Management Holdings Corp.      Chief Administrative Officer,
                                                                     General Counsel, Executive Vice
                                                                     President, Director, and
                                                                     Secretary

                                Capital Group Partners, Inc.         Director

                                Enhanced Investment                  Vice President
                                Technologies, LLC

                                   JANUS CAPITAL/AFFILIATED          POSITIONS(S) WITH JANUS CAPITAL
NAME                                      ENTITY NAME                     OR AFFILIATED ENTITY
----                               ------------------------          -------------------------------


Dominic C. Martellaro.........  Janus Capital Group Inc.             Executive Vice President

                                Janus Capital Management LLC         Executive Vice President

                                Janus Capital Funds Plc              Director

                                Janus Capital Trust Manager          Director
                                Limited

                                Janus Distributors LLC               President

                                Janus Services LLC                   Executive Vice President


Gibson Smith..................  Janus Capital Management LLC         Co-Chief Investment Officer and
                                                                     Executive Vice President

                                Janus Distributors LLC               Executive Vice President

                                Janus Services LLC                   Executive Vice President


John Zimmerman(1).............  Janus Capital Group Inc.             Executive Vice President

                                Janus Capital Management LLC         Executive Vice President

                                Janus Distributors LLC               Executive Vice President

                                Janus Services LLC                   Executive Vice President

                                Enhanced Investment                  Working Director
                                Technologies, LLC


---------------

(1) Mr. Zimmerman resigned his positions with Janus Capital Group Inc. and its subsidiaries effective August 2007.

                                                                       EXHIBIT E

     TRUSTEES AND PRINCIPAL EXECUTIVE OFFICERS OF THE FUND AND THEIR PRINCIPAL
                                    OCCUPATIONS

    TRUSTEES


                                                        PRINCIPAL
                      POSITION(S)                      OCCUPATIONS
NAME, ADDRESS,         HELD WITH     LENGTH OF       DURING THE PAST       OTHER DIRECTORSHIPS
AND AGE                THE FUND*    TIME SERVED         FIVE YEARS           HELD BY TRUSTEE
--------------        ------------  ------------  ----------------------  ----------------------
William F.            Chairman      1/08-Present  Private Investor.       Chairman of the Board
McCalpin............                              Formerly, Vice          and Director of The
151 Detroit Street    Trustee       6/02-Present  President of Asian      Investment Fund for
Denver, CO 80206                                  Cultural Council and    Foundations Investment
DOB: 1957                                         Executive Vice          Program (TIP)
                                                  President and Chief     (consisting of 4
                                                  Operating Officer of    funds) and the F.B.
                                                  The Rockefeller         Heron Foundation (a
                                                  Brothers Fund (a        private grantmaking
                                                  private family          foundation).
                                                  foundation)
                                                  (1998-2006).

Jerome S. Contro....  Trustee       11/05-Present General partner of      Chairman of the Board
151 Detroit Street                                Crosslink Capital, a    and Trustee of RS
Denver, CO 80206                                  private investment      Investment Trust
DOB: 1956                                         firm (since 2008).      (consisting of 40
                                                  Formerly, partner of    funds) (since 2001),
                                                  Tango Group, a private  and Director of
                                                  investment firm         Envysion, Inc.
                                                  (1999-2008).            (internet technology),
                                                                          Lijit Networks Inc.
                                                                          (internet technology),
                                                                          and LogRhythm Inc.
                                                                          (software solutions).

John W. McCarter,     Trustee       6/02-Present  President and Chief     Chairman of the Board
Jr..................                              Executive Officer of    and Director of
151 Detroit Street                                The Field Museum of     Divergence Inc.
Denver, CO 80206                                  Natural History         (biotechnology firm);
DOB: 1938                                         (Chicago, IL) (since    Director of W.W.
                                                  1997).                  Grainger, Inc.
                                                                          (industrial
                                                                          distributor); and
                                                                          Trustee of WTTW
                                                                          (Chicago public
                                                                          television station)
                                                                          and the University of
                                                                          Chicago.

Dennis B. Mullen....  Trustee       9/93-Present  Chief Executive         Chairman of the Board
151 Detroit Street                                Officer of Red Robin    (since 2005) and
Denver, CO 80206                                  Gourmet Burgers, Inc.   Director of Red Robin
DOB: 1943                                         (since 2005).           Gourmet Burgers, Inc.;
                                                  Formerly, private       and Director of Janus
                                                  investor.               Capital Funds Plc
                                                                          (Dublin-based,
                                                                          non-U.S. funds).


                                                        PRINCIPAL
                      POSITION(S)                      OCCUPATIONS
NAME, ADDRESS,         HELD WITH     LENGTH OF       DURING THE PAST       OTHER DIRECTORSHIPS
AND AGE                THE FUND*    TIME SERVED         FIVE YEARS           HELD BY TRUSTEE
--------------        ------------  ------------  ----------------------  ----------------------
James T. Rothe......  Trustee       1/97-Present  Co-founder and          Director of Red Robin
151 Detroit Street                                Managing Director of    Gourmet Burgers, Inc.
Denver, CO 80206                                  Roaring Fork Capital
DOB: 1943                                         Management, LLC
                                                  (private investment in
                                                  public equity firm),
                                                  and Professor Emeritus
                                                  of Business of the
                                                  University of
                                                  Colorado, Colorado
                                                  Springs, CO (since
                                                  2004). Formerly,
                                                  Professor of Business
                                                  of the University of
                                                  Colorado (2002-2004);
                                                  and Distinguished
                                                  Visiting Professor of
                                                  Business (2001-2002)
                                                  of Thunderbird
                                                  (American Graduate
                                                  School of
                                                  International
                                                  Management), Glendale,
                                                  AZ.

William D.            Trustee       9/93-Present  Corporate Vice          N/A
Stewart.............                              President and General
151 Detroit Street                                Manager of MKS
Denver, CO 80206                                  Instruments -- HPS
DOB: 1944                                         Products, Boulder, CO
                                                  (a manufacturer of
                                                  vacuum fittings and
                                                  valves).

Martin H.             Trustee       9/93-Present  Private Investor and    N/A
Waldinger...........                              Consultant to
151 Detroit Street                                California Planned
Denver, CO 80206                                  Unit Developments
DOB: 1938                                         (since 1994).
                                                  Formerly, CEO and
                                                  President of Marwal,
                                                  Inc. (homeowner
                                                  association management
                                                  company).

Linda S. Wolf.......  Trustee       12/05-Present Retired. Formerly,      Director of Wal-Mart,
151 Detroit Street                                Chairman and Chief      The Field Museum of
Denver, CO 80206                                  Executive Officer of    Natural History
DOB: 1947                                         Leo Burnett             (Chicago, IL),
                                                  (Worldwide)             Children's Memorial
                                                  (advertising agency)    Hospital (Chicago,
                                                  (2001-2005).            IL), Chicago Council
                                                                          on Global Affairs, and
                                                                          InnerWorkings (U.S.
                                                                          provider of print
                                                                          procurement
                                                                          solutions).


---------------


* Each Trustee is currently a Trustee of three registered investment companies advised by Janus Capital: Janus Investment Fund, Janus Adviser Series, and Janus Aspen Series. Additionally, Mr. Mullen also serves as director of Janus Capital Funds Plc.

OFFICERS


                                                      TERM OF
                                                    OFFICE* AND
NAME, ADDRESS, AND       POSITION(S) HELD WITH       LENGTH OF       PRINCIPAL OCCUPATIONS
AGE                             THE FUND            TIME SERVED    DURING THE PAST FIVE YEARS
------------------      ------------------------   -------------   --------------------------
Robin C. Beery........  President and Chief        4/08-Present    Executive Vice President
151 Detroit Street      Executive Officer                          and Chief Marketing
Denver, CO 80206                                                   Officer of Janus Capital
DOB: 1967                                                          Group Inc. and Janus
                                                                   Capital; Executive Vice
                                                                   President of Janus
                                                                   Distributors LLC and Janus
                                                                   Services LLC; and Working
                                                                   Director of Enhanced
                                                                   Investment Technologies,
                                                                   LLC. Formerly, President
                                                                   (2002-2007) and Director
                                                                   (2000-2007) of The Janus
                                                                   Foundation; President
                                                                   (2004-2006) and Vice
                                                                   President and Chief
                                                                   Marketing Officer (2003-
                                                                   2004) of Janus Services
                                                                   LLC; and Senior Vice
                                                                   President (2003-2005) and
                                                                   Vice President (1999-2003)
                                                                   of Janus Capital Group
                                                                   Inc. and Janus Capital.

Stephanie Grauerholz-
  Lofton..............  Chief Legal Counsel and    1/06-Present    Vice President and
151 Detroit Street      Secretary                                  Assistant
Denver, CO 80206                                                   General Counsel of Janus
DOB: 1970               Vice President             3/06-Present    Capital, and Vice
                                                                   President and Assistant
                                                                   Secretary of Janus
                                                                   Distributors LLC.
                                                                   Formerly, Assistant Vice
                                                                   President of Janus Capital
                                                                   and Janus Distributors LLC
                                                                   (2006).

Jakob V. Holm.........  Executive Vice President   7/05-Present    Vice President of Janus
151 Detroit Street      and Portfolio Manager                      Capital and Portfolio
Denver, CO 80206        Janus Adviser Small                        Manager for other Janus
DOB: 1971               Company Value Fund                         accounts.


                                                      TERM OF
                                                    OFFICE* AND
NAME, ADDRESS, AND       POSITION(S) HELD WITH       LENGTH OF       PRINCIPAL OCCUPATIONS
AGE                             THE FUND            TIME SERVED    DURING THE PAST FIVE YEARS
------------------      ------------------------   -------------   --------------------------
Andrew J. Iseman**....  President and Chief        3/07-4/08       Executive Vice President
151 Detroit Street      Executive Officer                          and Chief Operating
Denver, CO 80206                                                   Officer of Janus Capital
DOB: 1964                                                          Group, Inc. and Janus
                                                                   Capital; President of
                                                                   Janus Services LLC; and
                                                                   Director of Capital Group
                                                                   Partners, Inc. Formerly,
                                                                   Senior Vice President of
                                                                   Enhanced Investment
                                                                   Technologies, LLC (2005-
                                                                   2007); Senior Vice
                                                                   President of Janus Capital
                                                                   Group, Inc. (2007) and
                                                                   Janus Capital (2007); and
                                                                   Vice President of Janus
                                                                   Capital (2003-2005) and
                                                                   Janus Services LLC
                                                                   (2003-2004).

David R. Kowalski.....  Vice President, Chief      6/02-Present    Senior Vice President and
151 Detroit Street      Compliance Officer, and                    Chief Compliance Officer
Denver, CO 80206        Anti-Money Laundering                      of Janus Capital, Janus
DOB: 1957               Officer                                    Distributors LLC, and
                                                                   Janus Services LLC; Chief
                                                                   Compliance Officer of Bay
                                                                   Isle Financial LLC; and
                                                                   Vice President of Enhanced
                                                                   Investment Technologies,
                                                                   LLC. Formerly, Chief
                                                                   Compliance Officer of
                                                                   Enhanced Investment
                                                                   Technologies, LLC (2003-
                                                                   2005); Vice President of
                                                                   Janus Capital (2000-2005),
                                                                   and Janus Services LLC
                                                                   (2004-2005); and Assistant
                                                                   Vice President of Janus
                                                                   Services LLC (2000-2004).

Jesper Nergaard.......  Chief Financial Officer    3/05-Present    Vice President of Janus
151 Detroit Street                                                 Capital. Formerly,
Denver, CO 80206        Vice President,            2/05-Present    Director of Financial
DOB: 1962               Treasurer, and Principal                   Reporting for
                        Accounting Officer                         OppenheimerFunds, Inc.
                                                                   (2004-2005); Site Manager
                                                                   and First Vice President
                                                                   of Mellon Global
                                                                   Securities Services
                                                                   (2003); and Director of
                                                                   Fund Accounting, Project
                                                                   Development, and Training
                                                                   of INVESCO Funds Group
                                                                   (1994-2003).


---------------

 * Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.
** Mr. Iseman resigned his positions with Janus Capital Group Inc. and its subsidiaries effective April 2008.

                                                                       EXHIBIT F


                                 LEGAL MATTERS



     In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.



     A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court that generally include: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); (iv) claims brought on behalf of shareholders of Janus Capital Group Inc. ("JCGI") on a derivative basis against the Board of Directors of JCGI (Chasen v. Whiston, et al., U.S. District Court, District of Maryland, Case No. 04-MD-00855); and (v) claims by a putative class of shareholders of JCGI asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group, Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the five complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, Enhanced Investment Technologies, LLC ("INTECH"), Bay Isle Financial LLC ("Bay Isle"), Perkins, Wolf, McDonnell and Company, LLC ("Perkins"), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



     On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Sec-tion 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). A currently pending Motion for Summary Judgment is seeking dismissal of the remaining claims. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which recently remanded the case back to the Court for further proceedings. The Court also dismissed the Chasen lawsuit (action (iv) above) against JCGI's Board of Directors without leave to amend. Finally, a Motion to Dismiss the Wiggins suit (action (v) above) was granted and the matter was dismissed in May 2007. However, in June 2007, Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit. That appeal is currently pending.



     In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, has initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). The respondents in these proceedings collectively sought a Writ of Prohibition in state court, which was denied. Their subsequent Petition for Appeal was also denied. Consequently, in September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings and requested a hearing. A status conference was held on June 28, 2007, during which the parties were ordered to submit their proposed scheduling order. To date, no scheduling order has been entered in the case. In addition to the pending Motion to Discharge Order to Show Cause, JCGI and Janus Capital, as well as other similarly situated defendants, continue to challenge the statutory authority of the Auditor to bring such an action.



     During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims: (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.



     Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

                               FORM OF PROXY CARD

PROXY TABULATOR
P.O. BOX 859232                         EVERY SHAREHOLDER'S VOTE IS IMPORTANT
BRAINTREE, MA 02185-9232              *** 3 EASY WAYS TO VOTE YOUR PROXIES ***




VOTE VIA THE TELEPHONE      VOTE VIA THE INTERNET       VOTE BY MAIL
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   this card at hand           this card at hand        2) Mark the appropriate
2) Call toll-free at        2) Log on to                   boxes on this proxy
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PROXY                JANUS ADVISER SMALL COMPANY VALUE FUND                PROXY
                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD OCTOBER 30, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF JANUS ADVISER SERIES. The undersigned, revoking any previous proxies, hereby appoints Robin C. Beery, Jesper Nergaard, and Stephanie Grauerholz-Lofton or any of them, as attorneys and proxies, with full power of substitution to each, to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders ("Meeting") of Janus Adviser Small Company Value Fund to be held at the JW Marriott Hotel, 150 Clayton Lane, Denver, CO on October 30, 2008 at 10:00 a.m. Mountain Time and at any adjournment(s) or postponement(s) of such Meeting. As to any other matter that properly comes before the Meeting or any adjournment(s) or postponement(s) thereof, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying Proxy Statement and Notice of Special Meeting.


                                      NOTE: Please sign exactly as your name(s) appears on the Proxy. If you are signing this Proxy for a corporation, estate, trust or in other fiduciary capacity, for example, as a trustee, please state that capacity or title along with your signature.


                                      ------------------------    --------------
                                      Signature                   Date


                                      ------------------------    --------------
                                      Signature (Joint Owners)    Date

                                                                     JAD-SCV-PXC



WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE: [X]


                                                       FOR    AGAINST    ABSTAIN

1.Approve a subadvisory agreement between Janus
  Capital Management LLC and Perkins, Wolf,
  McDonnell and Company, LLC, with respect to          [ ]      [ ]        [ ]
  Janus Adviser Small Company Value Fund,
  appointing Perkins, Wolf, McDonnell and Company,
  LLC as subadviser to Janus Adviser Small Company
  Value Fund.

2.Approve an amended investment advisory
  agreement between Janus Capital Management LLC
  and Janus Adviser Series, on behalf of Janus
  Adviser Small Company Value Fund, to change the      [ ]      [ ]        [ ]
  investment advisory fee rate from a fixed rate to a rate that adjusts up or down based upon Janus Adviser Small Company Value Fund's performance relative to its benchmark index, the Russell 2000(R) Value Index.


YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. IF YOU ARE NOT VOTING
 BY TELEPHONE OR INTERNET, PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE
             SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                  PLEASE SIGN ON THE REVERSE SIDE OF THIS CARD

                                                                     JAD-SCV-PXC